UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-08397


                           THE MARSICO INVESTMENT FUND
               (Exact name of registrant as specified in charter)


        1200 17th Street, Suite 1600
        Denver, CO                                     80202
        (Address of principal executive offices)     (Zip code)


                             Christopher J. Marsico
                           The Marsico Investment Fund
                          1200 17th Street, Suite 1600
                                Denver, CO 80202
                     (Name and address of agent for service)

                                   Copies to:
                             Sander M. Bieber, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                             Washington, D.C. 20006


Registrant's telephone number, including area code:  (303)454-5600


Date of fiscal year end: September 30


Date of reporting period: September 30, 2004


Item 1 - Reports to Stockholders

                                     [LOGO]
                          ---------------------------
                                    MARSICO
                                    FUNDS/R
                         Helping you appreciate life/SM

                       ANNUAL REPORT o SEPTEMBER 30, 2004

                         THE INVESTMENTS WE VALUE MOST
                       REACH BEYOND THE FINANCIAL WORLD.


                                     [LOGO]
                          ---------------------------
                                    MARSICO
                                    FUNDS/R
                         Helping you appreciate life/SM

                                   [GRAPHIC]

   THE TICKER SYMBOLS ARE FICTITIOUS AND DO NOT REFER TO EXISTING SECURITIES.

--------------------------------------------------------------------------------
OCTOBER 2004
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Enclosed is your fiscal year-end report for the Marsico Funds for the year ended September 30, 2004. Stock prices worldwide were quite strong overall during the year, with many of the most widely watched benchmark equity indexes able to post strong returns for the 12 months ending September 30, 2004. The purpose of this letter is to provide a retrospective for the Funds' investment results for the period by discussing the main factors that impacted performance (e.g., sector positioning, industry allocations, and stock selection) as compared to the Funds' benchmark indexes. Certain sector or industry classifications used in this letter may be broader than those used elsewhere in this annual report. For a perspective on our recent economic and market outlook, please refer to the quarterly shareholder letter dated October 2004 that we previously sent to you, which is also available on our web site at www.marsicofunds.com.

--------------------------------------------------------------------------------
                                                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

  Investment Review for Focus Fund and Growth Fund                         4
--------------------------------------------------------------------------------
  MARSICO FOCUS FUND
--------------------------------------------------------------------------------
  Fund Overview                                                            8
  Schedule of Investments                                                  9
  Statement of Assets and Liabilities                                     10
  Statement of Operations                                                 10
  Statements of Changes in Net Assets                                     11
  Financial Highlights                                                    12

--------------------------------------------------------------------------------
  MARSICO GROWTH FUND
--------------------------------------------------------------------------------
  Fund Overview                                                           13
  Schedule of Investments                                                 14
  Statement of Assets and Liabilities                                     16
  Statement of Operations                                                 16
  Statements of Changes in Net Assets                                     17
  Financial Highlights                                                    18

--------------------------------------------------------------------------------
  MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------
  Investment Review for 21st Century Fund                                 19
  Fund Overview                                                           22
  Schedule of Investments                                                 23
  Statement of Assets and Liabilities                                     25
  Statement of Operations                                                 25
  Statements of Changes in Net Assets                                     26
  Financial Highlights                                                    27

--------------------------------------------------------------------------------
  MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------
  Investment Review for International Opportunities Fund                  28
  Fund Overview                                                           30
  Schedule of Investments                                                 31
  Statement of Assets and Liabilities                                     33
  Statement of Operations                                                 33
  Statements of Changes in Net Assets                                     34
  Financial Highlights                                                    35
  NOTES TO FINANCIAL STATEMENTS                                           36
  REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM                                                  41
  EXPENSE EXAMPLE                                                         42
  OTHER INFORMATION                                                       43
  TRUSTEE AND OFFICER INFORMATION                                         44

--------------------------------------------------------------------------------
MARSICO FOCUS FUND & MARSICO GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT REVIEW BY TOM MARSICO (UNAUDITED)

The Focus Fund and Growth Fund posted total returns of 9.93% and 13.20%, respectively, for the one-year period ended September 30, 2004. For comparative purposes, the S&P 500/R Index - which we consider to be the Funds' primary equity benchmark - had a total return of 13.87% over the same time period. The Funds reached 6-3/4 years of operating history as of the end of September. Please see the Fund overviews for more detailed information about each Fund's performance for various periods ending September 30, 2004. The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

In assessing the Funds' performance over the past year, we think as a starting point that it is interesting to "decompose" the S&P 500/R Index's return. Much of the S&P 500/R Index's gain of nearly 14% over the fiscal year took place in the fourth calendar quarter of 2003, when it rose 12.18% (in large part due to a strong rally in Information Technology and Telecommunications Services companies). In the first nine months of calendar year 2004, the investment landscape seemed to shift quite substantially. Over that time frame, the S&P 500/R Index was able to eke out a modest gain of 1.51%, while fixed-income securities, despite three interest rate hikes by the Federal Reserve, had substantially better performance.

Gains in stocks over the full 12-month period were widespread. All 10 economic sectors (GICS classification) that comprise the S&P 500/R Index had a positive return. The range of returns across sectors was considerable; the "spread" between the top- and bottom-performing areas was more than 40%. Five sectors had gains of 20% or more. Equity market leadership shifted quite substantially from the prior fiscal year. The best-performing sector for the past fiscal year was Energy, which soared by 45%. Other areas that generated strong returns were Materials (+28%), Telecommunications Services (+25%), and Industrials (+23%). The weakest-performing sector? That was Information Technology, with a fiscal year gain of approximately 2%. That modest overall return, however, masked considerable quarterly volatility in the sector's returns during the year.

The Focus Fund and Growth Fund often invest in similar growth companies. Their performance has differed at times, however, because the Focus Fund invests in a relatively more concentrated portfolio of securities, while the Growth Fund has held some positions that are not present in the Focus Fund.(2)

As you may notice, the Funds - while having reasonably strong absolute returns - trailed the S&P 500/R Index, their primary benchmark index. In the case of the Growth Fund, the 12-month return was competitive with the S&P 500/R Index; the performance shortfall was modest (less than 1%). However, the Focus Fund's results trailed the Growth Fund by a substantial margin (see below for a summary explanation), and also were well below the S&P 500/R Index's return. Following is a summary of the Funds' investment results for the entire fiscal year:

FOCUS FUND

The FOCUS FUND'S performance shortfall (as compared to the S&P 500/R Index) was mainly attributable to three areas:

o AN UNDERWEIGHTED POSTURE IN ENERGY - As noted above, Energy was the best performing economic sector over the past 12 months. The Focus Fund did not have any investments in this sector. As a result, the Fund experienced a substantial "opportunity cost" in its performance. The primary reasons that the Fund avoided Energy investments related to our stock selection criteria as investment adviser. Among other factors, we like to emphasize companies that we believe have durable, growing earnings, are not in businesses susceptible to major fluctuations (i.e., "boom/bust" cycles), are not overly dependent on the fluctuations of commodity prices, and whose business models are not overly capital-intensive. We also tend to favor industries and companies where there are significant barriers to entry for

--------------------------------------------------------------------------------
                                        MARSICO FOCUS FUND & MARSICO GROWTH FUND
--------------------------------------------------------------------------------

  new competitors, thereby creating an opportunity to establish significant market share. In general, these types of investment criteria tend to "steer" us away from making significant investments in the Energy sector. In past fiscal years, that posture has been a positive contributor to investment results. More recently, that has not been the case.

o STOCK SELECTION IN THE RETAILING INDUSTRY - The Fund had, on average, a substantial allocation to retailing companies throughout the reporting period. Unfortunately, our stock selection in this industry detracted materially from investment results. For some time, we have believed that U.S. consumer spending, as well as U.S. economic activity, has been relatively strong. That view, however, has been periodically challenged over the course of the past year, most recently as the result of the potential effect of higher energy prices on consumer spending. In aggregate, the Fund's retailing positions had a return of -5% over the reporting period, while the S&P Retailing industry return was 19%. One significant retailing position in the Fund was Tiffany & Co., which had a price decline of more than -17% during the fiscal year. Tiffany & Co.' s sales did not grow as rapidly as we expected in Japan (where the Company has a significant presence), and perceptions of a sluggish U.S. economy also seemed to create a significant overhang on the Company's stock price. Other retailing holdings that had a significant negative impact on performance were Wal-Mart Stores, which declined -15%, and Amazon.com, which fell by -12% prior to being sold.(3)

o DIVERSIFIED FINANCIALS - The Fund's results were hurt on two dimensions here. The first involved OUR decision to maintain, on average, an overweighted posture in this industry. Our rationale for investing in this area was based primarily on our views that financial services companies had better-diversified revenue streams than in years past, were generally less prone to being significantly impacted by the potential of a higher interest rate environment, and could potentially be among the "early beneficiaries" of a sustained U.S. economic recovery. As it turned out, we underestimated the impact on these types of companies, real or psychological, when long-term interest rates increased substantially during the first half of the fiscal year. Subsequently, interest rates declined significantly and performance for these companies improved. However, that improvement was not enough to offset weakness from earlier in the year. Over the 12-month period, Diversified Financials - while having a positive return - was one of the weaker-performing industry groups within the S&P 500/R Index. Second, overall our stock selection within this industry group left something to be desired. In particular, Goldman Sachs Group (-10%), Merrill Lynch & Co. (-6%), Morgan Stanley (-6%), and Citigroup (+4%) were relative laggards.(3)
..
On the positive side of the ledger, the Focus Fund did have several value-added areas last year. These included:
o HEALTH CARE EQUIPMENT AND SERVICES - We have emphasized positions in this industry for some time, believing that it offers quite attractive long-term growth potential. The overall "demand" for health care appears to be increasing in the U.S. based on the fact that the country has an aging population. There is tremendous innovation in various medical technology fields, including biotechnology, medical devices, and testing procedures. Stock selection in this industry group was a significant positive contributor to performance. The Fund's holdings in aggregate gained 33% during the reporting period. UnitedHealth Group, one of the Fund's top positions throughout the reporting period, rose 47%. Boston Scientific Corporation, a medical device company, gained 25%.(3)
..
o TECHNOLOGY HARDWARE & EQUIPMENT - Stock selection added material value to the Fund's performance. The Fund's holdings in this industry gained more than 40% during the reporting period. QUALCOMM, a company that specializes in wireless communications technology, gained 88% last fiscal year. Cisco Systems, a company that provides a variety of Internet infrastructure, rose 24% prior to being sold.(3)

--------------------------------------------------------------------------------
MARSICO FOCUS FUND & MARSICO GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT REVIEW BY TOM MARSICO (continued)

The Focus Fund's performance also benefited from certain other individual positions. In the Financials sector, Countrywide Financial Corporation, a mortgage lending and servicing company (+67%), and SLM Corporation, an educational lending institution (+17%), had strong gains. FedEx Corporation gained 33%. Certain hotel and property management companies performed well, including Mandalay Resort Group (+15%) and Four Seasons Hotels (+29%). Homebuilder Lennar Corp.-Class A (+24%), Caterpillar (+19%), and Procter & Gamble (+16%) also had solid returns.(3)

GROWTH FUND
The GROWTH FUND shared several of the Focus Fund's performance characteristics. On the positive side, areas such as Health Care Equipment and Services and Technology Hardware & Equipment were significant value-added contributors. In addition, the Growth Fund benefited significantly from positions in the Hotels, Restaurants, and Leisure industry. These holdings were a principal reason why the Growth Fund's performance was more competitive with the S&P 500/R Index than the Focus Fund. These factors are discussed below in more detail:

o HEALTH CARE EQUIPMENT AND SERVICES - Stock selection in this industry group was a significant positive contributor to performance. The Fund's holdings in aggregate gained 40% during the reporting period. UnitedHealth Group, one of the Fund's top positions throughout the reporting period, rose 47%. Zimmer Holdings, a medical products company that specializes in artificial knee and hip replacement, gained 43%. Quest Diagnostics, a diagnostic testing company, rose 46%, while Boston Scientific (see company description on previous page), rose 25%.(3)

o TECHNOLOGY HARDWARE & EQUIPMENT - Stock selection added material value to the Fund's performance, as the Fund's positions in this industry had a collective return of 36% over the course of the reporting period. QUALCOMM gained 88% last fiscal year and Cisco Systems rose 24% prior to being sold.(3)

o HOTELS, RESTAURANTS, AND LEISURE - The Fund benefited materially by being overweighted (as compared to the S&P 500/R Index) in this industry group, which was among the best-performing S&P industry categories with a return of nearly 32%. The Fund had several hotel-related positions, which generated strong overall returns. Wynn Resorts, a hotel/casino operator, surged by 184% during the reporting period. Mandalay Resort Group, another hotel/casino operator, had a return of 30%. Four Seasons Hotels rose 28%.(3)

The Growth Fund's performance was positively impacted by several individual positions spanning a number of industry groups. Certain holdings in the Financials sector - including Countrywide Financial Corporation (+52%) and SLM Corporation (+17%) had solid overall returns. The Fund's homebuilding-related positions also performed relatively well for the year. These included MDC Corporation (+50%) and Lennar Corp.-Class A (+24%). FedEx Corporation (+33%), Caterpillar (+19%), and Procter & Gamble (+19%) also had solid returns.(3)

The primary negative performance factors for the Growth Fund were similar to those impacting the Focus Fund. They included:

o AN UNDERWEIGHTED POSTURE IN ENERGY - The Fund did not have any direct positions in the Energy sector. As discussed earlier, Energy (+45% return)
  was the strongest-performing sector for the 12-month period. The Fund sustained a substantial "opportunity cost" because of our decision (discussed in more detail in the Focus Fund discussion) to not invest in this sector.
..
o STOCK SELECTION IN THE RETAILING INDUSTRY - As in the Focus Fund, stock selection in this industry adversely impacted the Growth Fund's fiscal year performance. The S&P Retailing industry had a return of 19% last fiscal year, while the Fund's holdings had an aggregate return of -5%. Wal-Mart Stores
.. (-15%), Tiffany & Co. (-17%), and Amazon.com (-14% prior to being sold) were, again, the three main "culprits" for the Fund's sub-par results.(3)

--------------------------------------------------------------------------------
MARSICO FOCUS FUND & MARSICO GROWTH FUND
--------------------------------------------------------------------------------

o Diversified Financials - Like the Focus Fund, the Growth Fund's performance was negatively impacted by an overweighted posture in a relatively weak-performing industry group (the S&P 500/R Diversified Financials industry had a one-year return of 7%, well below the Index's overall return of nearly 14%), and by stock selection. In particular, Goldman Sachs Group (-5%), HSBC Holdings (-7% prior to being sold), Merrill Lynch & Co. (-6%), and Morgan Stanley (-4% prior to being sold) were among the Fund's more significant individual holdings that detracted from investment results.(3)

INVESTMENT POSTURE
As of September 30, 2004 the Focus Fund's and Growth Fund's primary economic sector allocations were in Health Care, Consumer Discretionary, Financials, Information Technology, and Industrials. The Funds had little or no exposure in areas such as Energy, Utilities, Materials, and Telecommunications Services.

Sincerely,

/s/Thomas F. Marsico

THOMAS F. MARSICO
PORTFOLIO MANAGER

(1) A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. See the prospectus for more information.

(2) Because the Focus Fund may hold securities of fewer issuers than other diversified funds, the Fund is more exposed to individual stock volatility and market pressures than funds investing in a larger number of securities.

(3) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

--------------------------------------------------------------------------------
MARSICO FOCUS FUND
--------------------------------------------------------------------------------

FUND OVERVIEW SEPTEMBER 30, 2004
The Focus Fund invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                             Five Year         Average Annual
                          One Year         Average Annual     Since Inception
                     (10/1/03-9/30/04)   (10/1/99-9/30/04)   (12/31/97-9/30/04)
Marsico Focus Fund          9.93%             -0.91%               7.85%
S&P 500/R Index            13.87%             -1.31%               3.59%

---------------------------------  ---------------------------------------------
 NET ASSETS                        GROWTH OF $10,000(1)
---------------------------------  ---------------------------------------------
 9/30/04          $2,895,322,405                      Marsico     S&P 500/R
                                                    Focus Fund      Index
                                   12/31/1997         10,000       10,000
                                    3/31/1998         12,310       11,395
                                    9/30/1998         12,360       10,600
                                    3/31/1999         17,030       13,498
                                    9/30/1999         17,430       13,548
                                    3/31/2000         23,542       15,920
                                    9/30/2000         22,210       15,347
                                    3/31/2001         15,692       12,469
                                    9/30/2001         13,733       11,262
                                    3/31/2002         15,956       12,500
                                    9/30/2002         13,115        8,955
                                    3/31/2003         12,711        9,404
                                    9/30/2003         15,148       11,140
                                    3/31/2004         16,866       12,708
                                    9/30/2004         16,652       12,685



--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

Net Asset Value Per Share                 $14.83

--------------------------------------------------------------------------------
 TOP FIVE HOLDINGS
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                    9.06%
QUALCOMM, Inc.                              6.05
Genentech, Inc.                             5.64
SLM Corporation                             5.34
Countrywide Financial Corporation           5.31

--------------------------------------------------------------------------------
 SECTOR ALLOCATION(2)
--------------------------------------------------------------------------------
Consumer Non-Cyclical                      29.04%
Financial                                  19.11
Consumer Cyclical                          17.22
Industrial                                 14.18
Communications                             11.91
Technology                                  8.54

The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

--------------------------------------------------------------------------------
                                                              MARSICO FOCUS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2004

                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE
Microsoft Corporation             3,003,568         $83,048,655         2.87%
                            -------------------------------------------------
ATHLETIC FOOTWEAR
NIKE, Inc. - Class B                824,380          64,961,144          2.24
                            -------------------------------------------------
BEVERAGES - NON-ALCOHOLIC
PepsiCo, Inc.                       493,124          23,990,483          0.83
                            -------------------------------------------------
BUILDING -
RESIDENTIAL/COMMERCIAL
Lennar Corporation - Class A      1,024,730          48,777,148          1.68
                            -------------------------------------------------
CASINO HOTELS
Mandalay Resort Group               805,841          55,320,985          1.91
MGM MIRAGE*                          72,291           3,589,248          0.13
Wynn Resorts Ltd.*                  198,012          10,235,240          0.35
                            -------------------------------------------------
                                                     69,145,473          2.39
                            -------------------------------------------------
COMPUTERS
Dell, Inc.*                       2,390,923          85,116,859          2.94
                            -------------------------------------------------
COSMETICS & TOILETRIES
The Procter &
  Gamble Company                  1,761,838          95,350,673          3.29
                            -------------------------------------------------
DIVERSIFIED MANUFACTURING
OPERATIONS
General Electric Company          4,187,166         140,605,034          4.86
                            -------------------------------------------------
E-COMMERCE/SERVICES
eBay, Inc.*                       1,062,722          97,706,661          3.37
                            -------------------------------------------------
ELECTRIC PRODUCTS -
MISCELLANEOUS
Samsung Electronics Co., Ltd.       160,820          63,964,881          2.21
                            -------------------------------------------------
ENTERTAINMENT SOFTWARE
Electronic Arts, Inc.*            1,580,246          72,675,514          2.51
                            -------------------------------------------------
FINANCE - CONSUMER LOANS
SLM Corporation                   3,464,689         154,525,129          5.34
                            -------------------------------------------------
FINANCE - INVESTMENT
BANKER/BROKER
Citigroup, Inc.                   2,644,059         116,655,883          4.03
The Goldman Sachs
  Group, Inc.                       529,393          49,360,603          1.70
Merrill Lynch & Co., Inc.         1,298,820          64,577,330          2.23
                            -------------------------------------------------
                                                    230,593,816          7.96
                            -------------------------------------------------
FINANCE - MORTGAGE
LOAN/BANKER
Countrywide Financial
  Corporation                     3,906,754         153,887,040          5.31
                            -------------------------------------------------
FOOD - RETAIL
Whole Foods Market, Inc.            441,660          37,890,011          1.31
                            -------------------------------------------------

                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
HOTELS & MOTELS
Four Seasons Hotels, Inc.           825,883         $52,939,100         1.83%
                            -------------------------------------------------
MACHINERY - CONSTRUCTION
& MINING
Caterpillar, Inc.                 1,201,530          96,663,089          3.34
                            -------------------------------------------------
MEDICAL - BIOMEDICAL/GENETIC
Genentech, Inc.*                  3,114,288         163,250,977          5.64
                            -------------------------------------------------
MEDICAL - HMO
UnitedHealth Group, Inc.          3,555,688         262,196,433          9.06
                            -------------------------------------------------
MEDICAL INSTRUMENTS
Boston Scientific Corporation*    2,040,243          81,058,854          2.80
Medtronic, Inc.                   1,437,058          74,583,310          2.58
                            -------------------------------------------------
                                                    155,642,164          5.38
                            -------------------------------------------------
MEDICAL PRODUCTS
Zimmer Holdings, Inc.*            1,023,161          80,870,646          2.79
                            -------------------------------------------------
RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.            2,043,094         111,042,159          3.84
                            -------------------------------------------------
RETAIL - DISCOUNT
Wal-Mart Stores, Inc.             1,321,540          70,305,928          2.43
                            -------------------------------------------------

RETAIL - JEWELRY
Tiffany & Company                 1,263,124          38,828,432          1.34
                            -------------------------------------------------
RETAIL - RESTAURANTS
Starbucks Corporation*              657,689          29,898,542          1.03
                            -------------------------------------------------
TELEPHONE - INTEGRATED
Verizon Communications, Inc.        892,452          35,144,760          1.21
                            -------------------------------------------------
TRANSPORTATION - SERVICES
FedEx Corporation                 1,151,628          98,683,003          3.41
                            -------------------------------------------------
WIRELESS EQUIPMENT
Motorola, Inc.                    1,553,510          28,025,320          0.97
QUALCOMM, Inc.                    4,486,494         175,152,726          6.05
                            -------------------------------------------------
                                                    203,178,046          7.02
                            -------------------------------------------------
TOTAL COMMON STOCKS
(COST $2,271,080,264)                             2,820,881,800         97.43
                            -------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------

SSgA Money Market Funds          44,243,327          44,243,327          1.53
                            -------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(COST $44,243,327)                                   44,243,327          1.53
                            -------------------------------------------------
TOTAL INVESTMENTS
(COST $2,315,323,591)                             2,865,125,127         98.96

Cash and Other
Assets Less Liabilities                              30,197,278          1.04
                            -------------------------------------------------
NET ASSETS                                       $2,895,322,405       100.00%
                            =================================================

* Non-income producing.
  See notes to financial statements.

--------------------------------------------------------------------------------
MARSICO FOCUS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

(Amounts in thousands)
--------------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------------
  Investments, at value (cost $2,315,324)                        $2,865,125
  Receivable for investments sold                                    34,821
  Receivable for capital stock sold                                   2,372
  Interest and dividends receivable                                   1,385
  Prepaid expenses and other assets                                     770
                                                               ------------
  TOTAL ASSETS                                                    2,904,473
                                                               ------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
  Payable for investments purchased                                   4,102
  Payable for capital stock redeemed                                  1,454
  Accrued investment advisory fee                                     1,979
  Accrued distribution fee                                              142
  Accrued trustees' fees                                                638
  Accrued expenses and other liabilities                                836
                                                               ------------
  TOTAL LIABILITIES                                                   9,151
                                                               ------------
NET ASSETS                                                       $2,895,322
                                                               ============
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
  Paid-in-capital                                                $2,648,484
  Accumulated net investment loss                                   (1,638)
  Accumulated net realized loss on investments
     and foreign currency transactions                            (301,361)
  Net unrealized appreciation on investments
     and foreign currency translations                              549,837
                                                               ------------
NET ASSETS                                                       $2,895,322
                                                               ============
SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                     195,177
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                                     $14.83
                                                               ============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

(Amounts in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                           $1,208
  Dividends (net of $234 of non-reclaimable
     foreign withholding taxes)                                      23,262
                                                               ------------
  TOTAL INVESTMENT INCOME                                            24,470
                                                               ------------
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
  Investment advisory fees                                           22,998
  Distribution fees                                                   6,764
  Transfer agent fees and expenses                                    2,962
  Printing and postage expenses                                         855
  Custody and fund accounting fees                                      466
  Fund administration fees                                              283
  Professional fees                                                     276
  Trustees' fees and expenses                                           249
  Federal and state registration fees                                   155
  Miscellaneous                                                         217
                                                               ------------
  TOTAL EXPENSES                                                     35,225
  Less expenses paid indirectly                                     (1,103)
                                                               ------------
  NET EXPENSES                                                       34,122
                                                               ------------
NET INVESTMENT LOSS                                                 (9,652)
                                                               ------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
  Net realized gain on investments                                   66,096
  Net realized gain on foreign
     currency transactions                                           12,287
  Change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations                                          158,667
                                                               ------------
  Net Gain on Investments                                           237,050
                                                               ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                          $227,398
                                                               ============

* Not in thousands.
  See notes to financial statements.

--------------------------------------------------------------------------------
                                                              MARSICO FOCUS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Year             Year
                                                     Ended             Ended
(Amounts in thousands)                              9/30/04           9/30/03
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
  Net investment loss                               $(9,652)         $(9,525)
  Net realized gain (loss) on investments             66,096         (44,296)
  Net realized gain on foreign
     currency transactions                            12,287            5,675
  Change in unrealized appreciation/depreciation
     on investments
     and foreign currency translations               158,667          354,257
                                                -----------------------------
  Net increase in net assets resulting
     from operations                                 227,398          306,111
                                                -----------------------------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
  Proceeds from sale of shares                     1,022,647        1,273,020
  Redemption fees                                         27                -
  Redemption of shares                             (636,863)        (571,086)
                                                -----------------------------
  Net increase from capital share transactions       385,811          701,934
                                                -----------------------------
TOTAL INCREASE IN NET ASSETS                         613,209        1,008,045
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                2,282,113        1,274,068
                                                -----------------------------
END OF PERIOD                                     $2,895,322       $2,282,113
                                                =============================
Accumulated net investment loss                      (1,638)            (848)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
--------------------------------------------------------------------------------
Shares sold                                           69,859          107,005
Shares redeemed                                     (43,900)         (46,887)
                                                -----------------------------

NET INCREASE                                          25,959           60,118
                                                =============================

  See notes to financial statements.

MARSICO FOCUS FUND

FINANCIAL HIGHLIGHTS

                                                                 Year           Year           Year           Year           Year
                                                                 Ended          Ended          Ended          Ended          Ended
For a Fund Share Outstanding Throughout the Period.             9/30/04        9/30/03        9/30/02        9/30/01        9/30/00
NET ASSET VALUE, BEGINNING OF PERIOD                            $13.49         $11.68         $12.27         $22.17         $17.43
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                           (0.05)         (0.03)         (0.08)         (0.07)         (0.16)
  Net realized and unrealized gains
     (losses) on investments                                      1.39           1.84         (0.47)         (7.87)           4.94
                                                       ---------------------------------------------------------------------------
  Total from investment operations                                1.34           1.81         (0.55)         (7.94)           4.78
                                                       ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS & OTHER
------------------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                                 -              -              -         (1.96)         (0.04)
  Tax return of capital                                              -              -         (0.04)              -              -
  Redemption fees [See Note 2(i)]                                 -(1)              -              -              -              -
                                                       ---------------------------------------------------------------------------
  Total distributions & other                                        -              -         (0.04)         (1.96)         (0.04)
                                                       ---------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                  $14.83         $13.49         $11.68         $12.27         $22.17
                                                       ---------------------------------------------------------------------------

TOTAL RETURN                                                     9.93%         15.50%        (4.50)%       (38.17)%         27.42%
------------------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)                          $2,895,322     $2,282,113     $1,274,068     $1,311,495     $2,853,805

  Ratio of expenses to average net assets,
     before expenses paid indirectly                             1.30%          1.34%          1.35%          1.30%          1.27%

  Ratio of net investment loss to average
     net assets, net of expenses paid indirectly               (0.36)%        (0.54)%        (0.64)%        (0.36)%        (0.69)%

  Ratio of net investment loss to average
     net assets, before expenses paid indirectly               (0.40)%        (0.59)%        (0.68)%        (0.39)%        (0.70)%

  Portfolio turnover rate                                          84%            90%           117%           127%           176%


(1)  Less than $0.01.
     See notes to financial statements.

--------------------------------------------------------------------------------
                                                             MARSICO GROWTH FUND
--------------------------------------------------------------------------------

FUND OVERVIEW SEPTEMBER 30, 2004
The Growth Fund invests primarily in the common stocks of large companies that are selected for their growth potential. The Growth Fund will normally hold between 35 and 50 common stocks.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                             Five Year         Average Annual
                          One Year         Average Annual     Since Inception
                     (10/1/03-9/30/04)   (10/1/99-9/30/04)   (12/31/97-9/30/04)
Marsico Growth Fund        13.20%              0.52%                 7.91%
S&P 500/R Index            13.87%             -1.31%                 3.59%

 -------------------------------- ----------------------------------------------
 NET ASSETS                       GROWTH OF $10,000(1)
 -------------------------------- ----------------------------------------------
 9/30/04          $1,363,425,468                      Marsico     S&P 500/R
                                                    Growth Fund     Index
                                   12/13/1997         10,000       10,000
                                    3/31/1998         11,960       11,395
                                    9/30/1998         11,540       10,600
                                    3/31/1999         15,710       13,498
                                    9/30/1999         16,290       13,548
                                    3/31/2000         22,607       15,920
                                    9/30/2000         20,938       15,347
                                    3/31/2001         15,495       12,469
                                    9/30/2001         13,307       11,262
                                    3/31/2002         15,304       12,500
                                    9/30/2002         12,452        8,955
                                    3/31/2003         12,158        9,404
                                    9/30/2003         14,769       11,140
                                    3/31/2004         16,614       12,708
                                    9/30/2004         16,719       12,685

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
Net Asset Value Per Share                 $15.95

--------------------------------------------------------------------------------
 TOP FIVE HOLDINGS
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                    7.75%
Genentech, Inc.                             5.07
QUALCOMM, Inc.                              4.85
General Electric Company                    4.75
Countrywide Financial Corporation           4.52

--------------------------------------------------------------------------------
 SECTOR ALLOCATION(2)
--------------------------------------------------------------------------------
Consumer Non-Cyclical                      26.00%
Consumer Cyclical                          22.28
Industrial                                 17.92
Financial                                  15.47
Communications                             10.40
Technology                                  7.93

The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) This chart assumes an initial investment of $10,000 made on December 31, 1997 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.

(2) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

--------------------------------------------------------------------------------
MARSICO GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2004
                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE
General Dynamics Corporation        183,941         $18,780,376         1.38%
                            -------------------------------------------------
AGRICULTURAL OPERATIONS
Monsanto Company                    141,140           5,140,319          0.38
                            -------------------------------------------------
APPLICATIONS SOFTWARE
Microsoft Corporation             1,300,982          35,972,152          2.64
                            -------------------------------------------------
ATHLETIC FOOTWEAR
NIKE, Inc. - Class B                355,176          27,987,869          2.05
                            -------------------------------------------------
BEVERAGES - NON-ALCOHOLIC
PepsiCo, Inc.                       232,008          11,287,189          0.83
                            -------------------------------------------------
BUILDING -
RESIDENTIAL/COMMERCIAL
Lennar Corporation - Class A        438,937          20,893,401          1.53
M.D.C. Holdings, Inc.               190,744          13,943,386          1.02
                            -------------------------------------------------
                                                     34,836,787          2.55
                            -------------------------------------------------
CASINO HOTELS
Mandalay Resort Group               253,011          17,369,205          1.27
MGM MIRAGE*                          34,071           1,691,625          0.13
Wynn Resorts Ltd.*                  791,390          40,906,949          3.00
                            -------------------------------------------------
                                                     59,967,779          4.40
                            -------------------------------------------------
COMMERCIAL BANKS -
WESTERN US
UCBH Holdings, Inc.                  54,711           2,137,559          0.16
                            -------------------------------------------------
COMPUTERS
Dell, Inc.*                       1,023,670          36,442,652          2.67
                            -------------------------------------------------
COSMETICS & TOILETRIES
The Procter &
  Gamble Company                    630,234          34,108,264          2.50
                            -------------------------------------------------
CRUISE LINES
Royal Caribbean Cruises Ltd.        500,208          21,809,069          1.60
                            -------------------------------------------------
E-COMMERCE/SERVICES
eBay, Inc.*                         443,189          40,746,797          2.99
                            -------------------------------------------------
DIVERSIFIED MANUFACTURING
OPERATIONS
General Electric Company          1,927,541          64,726,827          4.75
Honeywell International, Inc.       500,148          17,935,307          1.32
Tyco International Ltd.             740,497          22,703,638          1.66
                            -------------------------------------------------
                                                    105,365,772          7.73
                            -------------------------------------------------
ELECTRIC PRODUCTS -
MISCELLANEOUS
Samsung Electronics Co., Ltd.        71,670          28,506,175          2.09
                            -------------------------------------------------
                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE
Electronic Arts, Inc.*              677,892         $31,176,253         2.29%
                            -------------------------------------------------
FINANCE - CONSUMER LOANS
SLM Corporation                     996,188          44,429,985          3.26
                            -------------------------------------------------
FINANCE - INVESTMENT
BANKER/BROKER
Citigroup, Inc.                     991,432          43,741,980          3.21
                            -------------------------------------------------
The Goldman Sachs
  Group, Inc.                       234,072          21,824,873          1.60
Merrill Lynch & Co., Inc.           569,568          28,318,921          2.08
                            -------------------------------------------------
                                                     93,885,774          6.89
                            -------------------------------------------------
FINANCE - MORTGAGE
LOAN/BANKER
Countrywide Financial
  Corporation                     1,564,949          61,643,341          4.52
                            -------------------------------------------------
HOTELS & MOTELS
Four Seasons Hotels, Inc.           336,417          21,564,330          1.58
                            -------------------------------------------------
LEISURE & RECREATION PRODUCTS
Brunswick Corporation                75,437           3,451,997          0.25
                            -------------------------------------------------
MACHINERY - CONSTRUCTION
& MINING
Caterpillar, Inc.                   515,148          41,443,657          3.04
                            -------------------------------------------------
MEDICAL - BIOMEDICAL/GENETIC
Genentech, Inc.*                  1,317,964          69,087,673          5.07
                            -------------------------------------------------
MEDICAL - HMO
UnitedHealth Group, Inc.          1,432,727         105,649,289          7.75
                            -------------------------------------------------
MEDICAL INSTRUMENTS
Boston Scientific Corporation*      940,877          37,381,043          2.74
Medtronic, Inc.                     462,863          24,022,590          1.76
St. Jude Medical, Inc.*             107,653           8,103,041          0.60
                            -------------------------------------------------
                                                     69,506,674          5.10
                            -------------------------------------------------
MEDICAL LABS &
TESTING SERVICES
Quest Diagnostics, Inc.             180,730          15,944,001          1.17
                            -------------------------------------------------
MEDICAL PRODUCTS
Wright Medical Group, Inc.*          66,662           1,674,549          0.12
Zimmer Holdings, Inc.*              345,479          27,306,660          2.00
                            -------------------------------------------------
                                                     28,981,209          2.12
                            -------------------------------------------------

* Non-income producing.
  See notes to financial statements.

--------------------------------------------------------------------------------
                                                             MARSICO GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2004

                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS CONTINUED
--------------------------------------------------------------------------------
RETAIL - BEDDING
Bed Bath & Beyond, Inc.*            320,323         $11,887,186         0.87%
                            -------------------------------------------------
RETAIL - BUILDING PRODUCTS
Lowe's Companies, Inc.              667,235          36,264,222          2.66
                            -------------------------------------------------
RETAIL - DISCOUNT
Wal-Mart Stores, Inc.               718,148          38,205,474          2.80
                            -------------------------------------------------
RETAIL - DRUG STORE
CVS Corporation                     287,854          12,127,289          0.89
                            -------------------------------------------------
RETAIL - JEWELRY
Tiffany & Company                   592,731          18,220,551          1.34
                            -------------------------------------------------
RETAIL - RESTAURANTS
Starbucks Corporation*              106,215           4,828,534          0.35
                            -------------------------------------------------
TELEPHONE - INTEGRATED
Verizon Communications, Inc.        420,626          16,564,252          1.21
                            -------------------------------------------------
TRANSPORTATION - SERVICES
FedEx Corporation                   467,330          40,045,508          2.94
                            -------------------------------------------------
WIRELESS EQUIPMENT
Motorola, Inc.                      694,045          12,520,572          0.92
QUALCOMM, Inc.                    1,693,782          66,125,249          4.85
                            -------------------------------------------------
                                                     78,645,821          5.77
                            -------------------------------------------------
TOTAL COMMON STOCKS
(COST $1,042,222,381)                             1,306,641,779         95.84
                            =================================================


                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
SSgA Money Market Funds          42,600,937         $42,600,937         3.12%
                            -------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
(COST $42,600,937)                                   42,600,937          3.12
                            -------------------------------------------------
TOTAL INVESTMENTS
(COST $1,084,823,318)                             1,349,242,716         98.96
Cash and Other
Assets Less Liabilities                              14,182,752          1.04
                            -------------------------------------------------
NET ASSETS                                       $1,363,425,468       100.00%
                            =================================================

* Non-income producing.
  See notes to financial statements.

--------------------------------------------------------------------------------
MARSICO GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

(Amounts in thousands)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
  Investments, at value (cost $1,084,823)                          $1,349,243
  Receivable for investments sold                                      16,531
  Receivable for capital stock sold                                     1,509
  Interest and dividends receivable                                       666
  Prepaid expenses and other assets                                       404
                                                                -------------
  TOTAL ASSETS                                                      1,368,353
                                                                -------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
  Payable for investments purchased                                     2,671
  Payable for capital stock redeemed                                      454
  Accrued investment advisory fee                                         919
  Accrued distribution fee                                                154
  Accrued trustees' fees                                                  338
  Accrued expenses and other liabilities                                  392
                                                                -------------
  TOTAL LIABILITIES                                                     4,928
                                                                -------------
NET ASSETS                                                         $1,363,425
                                                                =============
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
  Paid-in-capital                                                  $1,233,988
  Accumulated net investment loss                                       (326)
  Accumulated net realized loss on investments
     and foreign currency transactions                              (134,686)
  Net unrealized appreciation on investments
     and foreign currency translations                                264,449
                                                                -------------
NET ASSETS                                                         $1,363,425
                                                                =============
SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                        85,496
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                                       $15.95
                                                                =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

(Amounts in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                               $579
  Dividends (net of $97 of non-reclaimable
     foreign withholding taxes)                                         9,795
                                                                -------------
  TOTAL INVESTMENT INCOME                                              10,374
                                                                -------------
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
  Investment advisory fees                                              9,508
  Distribution fees                                                     2,797
  Transfer agent fees and expenses                                      1,115
  Printing and postage expenses                                           334
  Custody and fund accounting fees                                        224
  Fund administration fees                                                203
  Trustees' fees and expenses                                             110
  Professional fees                                                       110
  Federal and state registration fees                                     101
  Miscellaneous                                                            80
                                                                -------------
  TOTAL EXPENSES                                                       14,582
  Less expenses paid indirectly                                         (412)
                                                                -------------
  NET EXPENSES                                                         14,170
                                                                -------------
NET INVESTMENT LOSS                                                   (3,796)
                                                                -------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
  Net realized gain on investments                                      9,815
  Net realized gain on foreign
     currency transactions                                              1,481
  Change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations                                            113,857
                                                                -------------
  Net Gain on Investments                                             125,153
                                                                -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                            $121,357
                                                                =============

* Not in thousands.
  See notes to financial statements.

--------------------------------------------------------------------------------
                                                             MARSICO GROWTH FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                       Year            Year
                                                      Ended            Ended
(Amounts in thousands)                               9/30/04          9/30/03
--------------------------------------------------------------------------------
 OPERATIONS
--------------------------------------------------------------------------------
  Net investment loss                               $(3,796)         $(4,165)
  Net realized gain (loss) on investments              9,815         (23,520)
  Net realized gain on foreign
     currency transactions                             1,481            8,532
  Change in unrealized appreciation/depreciation
     on investments
     and foreign currency translations               113,857          132,227
                                                -----------------------------
  Net increase in net assets resulting
     from operations                                 121,357          113,074
                                                -----------------------------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
  Proceeds from sale of shares                       684,707          356,489
  Redemption fees                                         21                -
  Redemption of shares                             (231,880)        (322,317)
                                                -----------------------------
  Net increase from capital share transactions       452,848           34,172
                                                -----------------------------
TOTAL INCREASE IN NET ASSETS                         574,205          147,246
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  789,220          641,974
                                                -----------------------------
END OF PERIOD                                     $1,363,425         $789,220
                                                =============================
Accumulated net investment loss                        (326)            (285)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
--------------------------------------------------------------------------------
Shares sold                                           44,600           28,383
Shares redeemed                                     (15,100)         (26,435)
                                                -----------------------------

NET INCREASE                                          29,500            1,948
                                                =============================
  See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                 Year           Year           Year           Year           Year
                                                                 Ended          Ended          Ended          Ended          Ended
For a Fund Share Outstanding Throughout the Period.             9/30/04        9/30/03        9/30/02        9/30/01        9/30/00

NET ASSET VALUE, BEGINNING OF PERIOD                            $14.09         $11.88         $12.71         $20.82         $16.29
 -----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                           (0.04)         (0.07)         (0.04)         (0.09)         (0.11)
  Net realized and unrealized gains
     (losses) on investments                                      1.90           2.28         (0.77)         (7.32)           4.75
                                                       ---------------------------------------------------------------------------
  Total from investment operations                                1.86           2.21         (0.81)         (7.41)           4.64
                                                       ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS & OTHER
-----------------------------------------------------------------------------------------------------------------------------------
  Net realized gains                                                 -              -              -         (0.70)         (0.11)
  Tax return of capital                                              -              -         (0.02)              -              -
  Redemption fees [See Note 2(i)]                                 -(1)              -              -              -              -
                                                       ---------------------------------------------------------------------------
  Total distributions & other                                        -              -         (0.02)         (0.70)         (0.11)
                                                       ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $15.95         $14.09         $11.88         $12.71         $20.82
                                                       ---------------------------------------------------------------------------
TOTAL RETURN                                                    13.20%         18.60%        (6.42)%       (36.45)%         28.53%
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)                          $1,363,425       $789,220       $641,974       $530,904     $1,002,722

  Ratio of expenses to average net assets,
     before expenses paid indirectly                             1.30%          1.38%          1.37%          1.33%          1.30%

  Ratio of net investment loss to average
     net assets, net of expenses paid indirectly               (0.34)%        (0.62)%        (0.49)%        (0.53)%        (0.54)%

  Ratio of net investment loss to average
     net assets, before expenses paid indirectly               (0.38)%        (0.67)%        (0.52)%        (0.55)%        (0.55)%

  Portfolio turnover rate                                          73%            91%           111%           120%           137%


(1)  Less than $0.01.
     See notes to financial statements.

--------------------------------------------------------------------------------
                                                       MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------

INVESTMENT REVIEW BY CORY GILCHRIST (UNAUDITED)

The 21st Century Fund had a total return of 16.70% for the one-year period ended September 30, 2004. For comparative purposes, the S&P 500/R Index (which we consider to be the Fund's primary equity benchmark), the Russell 3000 Index (which is a proxy for the performance of all publicly traded U.S. stocks, including smaller capitalization companies), and the Nasdaq Composite Index had total returns of 13.87%, 14.26%, and 6.71%, respectively, over the same period. (As a reminder, the Nasdaq Composite consists primarily of technology-related companies, which were among the U.S. equity market's weaker-performing areas during the past fiscal year.) Please see the Fund overviews for more detailed information about each Fund's performance for various periods ending September 30, 2004. The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

Over the course of the 12-month period covered in this report, there were several major factors underlying the 21st Century Fund's outperformance compared with relevant benchmark indexes. These are discussed below.

o CONSUMER DISCRETIONARY - This economic sector was an area of considerable investment emphasis for the Fund during the fiscal year, and comprised about 40% of the Fund's assets as of September 30, 2004. Overall, stock selection within the sector - particularly in industries such as Hotels, Restaurants & Leisure and Consumer Durables & Apparel - was a significant positive contributor to Fund performance. (As discussed below, there were some areas of industry weakness within the Consumer Discretionary holdings, particularly Media and Retailing positions.) The Fund benefited from being overweighted (as compared to the Russell 3000 Index) in these areas, which were the strongest industry groups return-wise during the fiscal year. Hotel/Casino operators Wynn Resorts (+184%) and Mandalay Resort Group (+36%) were among the Fund's strongest-performing individual holdings. In addition, Shangri-La Asia (+18%) and Four Seasons Hotels (+9%) contributed materially to investment results. In the Consumer Durables & Apparel industry, the Fund had two positions that performed well. Harman International, a manufacturer of high fidelity audio products and electronic systems, rose 119%, and WCI Communities, a Florida-headquartered homebuilding and real estate services company, was up 41%.(2)

o PHARMACEUTICALS AND BIOTECHNOLOGY - The Fund's holdings in this industry, which consisted primarily of biotechnology companies, gained 53% collectively during the fiscal year. Specifically, Genentech (+31%), ImClone Systems (+33% prior to being sold), and Kinetic Concepts (+50% prior to being sold) were among the Fund's better-performing individual holdings.(2) The Fund also was positively impacted by an underweighted posture (as compared to its benchmark index) in pharmaceutical companies, which generally struggled during the year ended September 30, 2004.

o BANKS AND DIVERSIFIED FINANCIALS - Stock selection in these two industries had a material positive effect on the Fund's performance. In the banking area, investment results were buoyed by positions in Countrywide Financial Corporation, a mortgage banking and servicing company (+42%), and UCBH Holdings, a California-chartered commercial bank that focuses on providing services to Asian-Americans and others (+30%). Diversified Financials companies Jefferies & Co., a full service brokerage firm (+21%) and Citigroup (+14%) had significant positive impact on overall returns.(2)

--------------------------------------------------------------------------------
                                                       MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------


o INFORMATION TECHNOLOGY POSITIONING AND STOCK SELECTION - As in the Focus and Growth Funds, we elected to maintain, on average, an underweighted posture in this sector in the 21st Century Fund. As noted earlier, Information Technology was the weakest-performing sector last year. As a result, having a lower allocation helped the Fund's investment results. In addition, stock selection within the sector helped investment results. QUALCOMM (+89%) was one of the Fund's best-performing individual holdings and Cisco Systems (+34% prior to being sold) was another.(2)

The Fund's performance was positively impacted by several other individual holdings and several sectors and industries. UnitedHealth Group, a health care services and resources company, rose nearly 47%. Brunswick Corporation, a manufacturer of various recreational products, gained 25%. Nextel Communications, a telecommunications services company, was up nearly 40% prior to being sold.(2)

Although the Fund's overall return for the year surpassed its primary benchmark index, there were several factors that detracted significantly from investment results:

o POSITIONING AND STOCK SELECTION IN THE INDUSTRIALS SECTOR - The main source of underperformance stemming from the Fund's investments in this sector were positions in the airline industry, an industry that has been under tremendous pressure post-9/11 and, more recently, with the challenge of higher fuel costs. JetBlue Airways (-36% prior to being sold) and RyanAir Holdings (-12% prior to being sold) were two of the Fund's weakest-performing individual holdings last year. A second negative was our decision to maintain, on average, an underweighted posture in the Capital Goods companies, which was the fourth-best performing industry group last year. And Monster Worldwide, an online "warehouse" for advertising employment opportunities and storing applicant responses, declined by more than -21% prior to being sold.(2)

o UNDERWEIGHTING IN ENERGY - As discussed earlier in this letter, Energy was the best-performing economic sector last year. Like the Focus and Growth Funds, the 21st Century Fund elected to not invest in this sector. As a result, the Fund had to absorb a substantial "opportunity cost."

o MEDIA POSITIONS - Media-related companies had subdued performance overall last year, perhaps due to concerns about the potential impact of a slower-growth economic environment. The Fund's holdings in this industry declined, in aggregate, by -5% last year. Sogecable, a Spanish media company, declined - 17% while it was owned in the Fund prior to being sold. Echostar Communications, a provider of satellite-delivered digital television, fell - 13% prior to being sold. Cumulus Media, a radio broadcasting corporation, lost -16%.(2)

o RETAILING POSITIONS - Retailing companies, overall, had market-like returns last year. However, our stock selection in this industry detracted from the Fund's investment results. The main "culprit" was Select Comfort, a manufacturer of adjustable-firmness beds, which declined -30% prior to being sold. In addition, Electronics Boutique, a specialty retailer of video game hardware and software, was down -17% prior to being sold.(2)

o REAL ESTATE - This industry (26% return in the benchmark index) was the third-best performing industry group last year. We had the right idea in causing the Fund to own some positions (through real estate investment trusts) in this area. However, our stock selection, in aggregate, detracted from investment results. Performance did benefit through a position in Redwood Trust, which rose 24%. However, Government Properties Trust (a larger-sized position on average) had a return of -1%.(2) While that decline was modest, it was magnified by the size of the holding. Furthermore, it was far behind the industry's overall return.

--------------------------------------------------------------------------------
                                                       MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------

The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

As of September 30, 2004 the Fund maintained a number of areas of emphasis in terms of economic sector distribution. These included: Consumer Discretionary, Financials, Information Technology, and Health Care. During the year, we decreased positions in two sectors: Industrials (primarily transportation-related companies) and Information Technology. The Fund had a modest allocation to Telecommunications Services and Materials as of the end of the fiscal year, and had no investments in Utilities and Energy.

Sincerely,

/s/ Corydon J. Gilchrist
CORYDON J. GILCHRIST
PORTFOLIO MANAGER

(1) The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning April 1, 2004, performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. See the prospectus for more information.

(2) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of the Fund's portfolio represented by the securities or industries mentioned in this letter.

--------------------------------------------------------------------------------
MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------

FUND OVERVIEW SEPTEMBER 30, 2004

The 21st Century Fund invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                             Five Year         Average Annual
                                           Average Annual     Since Inception
                                         (10/1/99-9/30/04)    (2/1/00-9/30/04)
Marsico 21st Century Fund                    16.70%(1)            0.43%(1)
S&P 500/R Index                                13.87%              -3.23%

 ---------------------------------- -------------------------------------------
 NET ASSETS                         GROWTH OF $10,000(1)(2)
 ---------------------------------- -------------------------------------------
 9/30/04          $216,228,273                      Marsico 21st    S&P 500/R
                                                    Century Fund      Index
                                     2/01/2000        10,000         10,000
                                     3/31/2000        12,810         10,770
                                     9/30/2000        10,860         10,383
                                     3/31/2001         7,290          8,436
                                     9/30/2001         6,260          7,619
                                     3/31/2002         7,520          8,456
                                     9/30/2002         6,540          6,058
                                     3/31/2003         6,540          6,362
                                     9/30/2003         8,740          7,536
                                     3/31/2004        10,260          8,597
                                     9/30/2004        10,200          8,582

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

Net Asset Value Per Share            $10.20

--------------------------------------------------------------------------------
 TOP FIVE HOLDINGS
--------------------------------------------------------------------------------
Countrywide Financial
   Corporation                         5.32%
Wynn Resorts Ltd.                      4.82
QUALCOMM, Inc.                         4.57
UCBH Holdings, Inc.                    4.39
Royal Caribbean Cruises Ltd.           4.38
--------------------------------------------------------------------------------
 SECTOR ALLOCATION(3)
--------------------------------------------------------------------------------
Consumer Cyclical                     31.13%
Financial                             23.48
Consumer Non-Cyclical                 16.24
Communications                        15.96
Industrial                             8.05
Technology                             5.14

The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

 The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) The performance returns for the 21st Century Fund (for the period prior to March 31, 2004) reflect a fee waiver in effect; in the absence of such a waiver, the returns would be reduced. For the period beginning April 1, 2004 performance returns for the 21st Century Fund would be higher but for the reimbursement of fees waived previously.
(2) This chart assumes an initial investment of $10,000 made on February 1, 2000 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

--------------------------------------------------------------------------------
                                                       MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2004

                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
ADVERTISING SERVICES
Getty Images, Inc.*                 100,587          $5,562,461         2.57%
                            -------------------------------------------------
AGRICULTURAL OPERATIONS
Monsanto Company                    121,194           4,413,885          2.04
                            -------------------------------------------------
APPAREL MANUFACTURERS
Polo Ralph Lauren
  Corporation                        55,727           2,026,791          0.94
                            -------------------------------------------------
AUDIO/VIDEO PRODUCTS
Harman International
  Industries, Inc.                   72,882           7,853,036          3.63
                            -------------------------------------------------
BUILDING -
RESIDENTIAL/COMMERCIAL
WCI Communities, Inc.*              184,235           4,292,676          1.99
                            -------------------------------------------------
CASINO HOTELS
Wynn Resorts Ltd.*                  201,753          10,428,613          4.82
                            -------------------------------------------------
COMMERCIAL BANKS -
SOUTHERN US
The South Financial
  Group, Inc.                       230,128           6,489,610          3.00
                            -------------------------------------------------
COMMERCIAL BANKS -
WESTERN US
UCBH Holdings, Inc.                 242,825           9,487,173          4.39
                            -------------------------------------------------
COMMERCIAL SERVICES -
FINANCE
Moody's Corporation                  29,113           2,132,527          0.99
                            -------------------------------------------------
COMPUTERS
Dell, Inc.*                         164,988           5,873,573          2.72
                            -------------------------------------------------
COSMETICS & TOILETRIES
The Procter & Gamble
  Company                            56,346           3,049,446          1.41
                            -------------------------------------------------
CRUISE LINES
Royal Caribbean Cruises Ltd.        217,389           9,478,160          4.38
                            -------------------------------------------------
E-COMMERCE/PRODUCTS
Amazon.com, Inc.*                   113,449           4,635,526          2.14
                            -------------------------------------------------
E-COMMERCE/SERVICES
eBay, Inc.*                          67,818           6,235,187          2.88
                            -------------------------------------------------
ELECTRIC PRODUCTS -
MISCELLANEOUS
Samsung Electronics
  Co., Ltd.                          12,750           5,071,211          2.35
                            -------------------------------------------------
ENTERTAINMENT SOFTWARE
Electronic Arts, Inc.*              112,791           5,187,258          2.40
                            -------------------------------------------------


                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
FINANCE - INVESTMENT
BANKER/BROKER
Jefferies Group, Inc.               186,883          $6,441,857         2.98%
J.P. Morgan Chase & Co.             108,580           4,313,883          1.99
                            -------------------------------------------------
                                                     10,755,740          4.97
                            -------------------------------------------------
FINANCE - MORTGAGE
LOAN/BANKER
Countrywide Financial
  Corporation                       292,014          11,502,431          5.32
                            -------------------------------------------------
FINANCE - OTHER SERVICES
The Chicago Mercantile
  Exchange                           12,361           1,992,488          0.92
                            -------------------------------------------------
FOOD - RETAIL
Whole Foods Market, Inc.             51,137           4,387,043          2.03
                            -------------------------------------------------
HOTELS & MOTELS
Four Seasons Hotels, Inc.            50,441           3,233,268          1.50
Shangri-La Asia Ltd.              4,267,006           4,569,525          2.11
Shangri-La Asia Ltd. 144A           832,000             890,987          0.41
                            -------------------------------------------------
                                                      8,693,780          4.02
                            -------------------------------------------------
LEISURE & RECREATION PRODUCTS
Brunswick Corporation               144,357           6,605,776          3.05
WMS Industries, Inc.*                93,935           2,413,190          1.12
                            -------------------------------------------------
                                                      9,018,966          4.17
                            -------------------------------------------------
MACHINERY - CONSTRUCTION
& MINING
Caterpillar, Inc.                    55,246           4,444,541          2.05
Joy Global, Inc.                     62,227           2,139,364          0.99
                            -------------------------------------------------
                                                      6,583,905          3.04
                            -------------------------------------------------
MEDICAL - BIOMEDICAL/GENETIC
Genentech, Inc.*                    128,366           6,728,946          3.11
                            -------------------------------------------------
MEDICAL - HMO
UnitedHealth Group, Inc.            110,995           8,184,771          3.79
                            -------------------------------------------------
MEDICAL PRODUCTS
Wright Medical Group, Inc.*         239,652           6,020,058          2.78
                            -------------------------------------------------
MUSIC
EMI Group PLC+                      528,294           2,112,877          0.98
                            -------------------------------------------------
RADIO
Cumulus Media, Inc. -
  Class A*                           99,918           1,437,820          0.67
                            -------------------------------------------------
REITS - OFFICE PROPERTY
Government Properties
  Trust, Inc.                       671,519           6,379,431          2.95
                            -------------------------------------------------
REITS - MORTGAGE
Redwood Trust, Inc.                  62,209           3,883,086          1.80
                            -------------------------------------------------

* Non-income producing.
  See notes to financial statements.

--------------------------------------------------------------------------------
MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2004

                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
RETAIL - CONSUMER ELECTRONICS
Best Buy Co., Inc.                  100,649          $5,459,202         2.52%
                            -------------------------------------------------
RETAIL - PET FOOD & SUPPLIES
PETSMART, INC.                      266,663           7,570,563          3.50
                            -------------------------------------------------
TRANSPORTATION - SERVICES
FedEx Corporation                    66,065           5,661,110          2.62
                            -------------------------------------------------
WIRELESS EQUIPMENT
Crown Castle International
  Corporation*                      369,962           5,505,035          2.55
JAMDAT Mobile, Inc.*                 46,370           1,069,756          0.49
QUALCOMM, Inc.                      252,937           9,874,660          4.57
                            -------------------------------------------------
                                                     16,449,451          7.61
                            -------------------------------------------------
TOTAL COMMON STOCKS
(COST $190,308,248)                                 215,038,801         99.45
                            -------------------------------------------------


                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
SSgA Money Market Funds           4,700,660          $4,700,660         2.17%
                            -------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(COST $4,700,660)                                     4,700,660          2.17
                            -------------------------------------------------
TOTAL INVESTMENTS
(COST $195,008,908)                                 219,739,461        101.62

Liabilities Less Cash
and Other Assets                                    (3,511,188)        (1.62)
                            -------------------------------------------------
NET ASSETS                                         $216,228,273       100.00%
                            =================================================

--------------------------------------------------------------------------------
 FORWARD CURRENCY CONTRACT OPEN AT SEPTEMBER 30, 2004
--------------------------------------------------------------------------------
                                                        Currency
Currency Sold and             Local         U.S.        Value in     Unrealized
Settlement Date             Currency       Dollars    U.S. Dollars   Gain/Loss
--------------------------------------------------------------------------------
British Pound 12/15/04      1,098,000    $1,923,011    $1,977,427    $(54,416)
                         -------------------------------------------------------
                  TOTAL                                              $(54,416)
                         =======================================================

* Non-income producing.
+ A portion of this security has been segregated by the custodian to cover segregation requirements on open forward currency contracts.
  See notes to financial statements.

--------------------------------------------------------------------------------
                                                       MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

(Amounts in thousands)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
  Investments, at value (cost $195,009)                              $219,739
  Receivable for investments sold                                      10,166
  Receivable for capital stock sold                                       286
  Interest and dividends receivable                                       308
  Prepaid expenses and other assets                                       175
                                                                -------------
  TOTAL ASSETS                                                        230,674
                                                                -------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
  Payable for investments purchased                                    13,563
  Payable for capital stock redeemed                                      234
  Accrued investment advisory fee                                         133
  Accrued distribution fee                                                178
  Accrued trustees' fees                                                  156
  Unrealized loss on foreign currency
     exchange contracts                                                    54
  Accrued expenses and other liabilities                                  128
                                                                -------------
  TOTAL LIABILITIES                                                    14,446
                                                                -------------
NET ASSETS                                                           $216,228
                                                                =============
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
  Paid-in-capital                                                    $243,492
  Accumulated net investment loss                                       (483)
  Accumulated net realized loss on investments
     and foreign currency transactions                               (51,478)
  Net unrealized appreciation on investments
     and foreign currency translations                                 24,697
                                                                -------------
NET ASSETS                                                           $216,228
                                                                =============
SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                        21,197
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                                       $10.20
                                                                =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

(Amounts in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                                $65
  Dividends (net of $46 of non-reclaimable
     foreign withholding taxes)                                         1,810
                                                                -------------
  TOTAL INVESTMENT INCOME                                               1,875
                                                                -------------
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
  Investment advisory fees                                              1,556
  Distribution fees                                                       458
  Transfer agent fees and expenses                                        250
  Fund administration fees                                                115
  Custody and fund accounting fees                                         95
  Printing and postage expenses                                            62
  Trustees' fees and expenses                                              35
  State registration fees                                                  34
  Professional fees                                                        26
  Miscellaneous                                                            10
                                                                -------------
  TOTAL EXPENSES                                                        2,641
  Recovery of previously waived expenses                                  106
                                                                -------------
  NET EXPENSES                                                          2,747
                                                                -------------
NET INVESTMENT LOSS                                                     (872)
                                                                -------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
  Net realized gain on investments                                     11,654
  Net realized loss on foreign
     currency transactions                                              (438)
  Change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations                                              9,681
                                                                -------------
  Net Gain on Investments                                              20,897
                                                                -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                             $20,025
                                                                =============

* Not in thousands.
  See notes to financial statements.

--------------------------------------------------------------------------------
MARSICO 21ST CENTURY FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                       Year            Year
                                                      Ended            Ended
(Amounts in thousands)                               9/30/04          9/30/03
--------------------------------------------------------------------------------
 OPERATIONS
--------------------------------------------------------------------------------
  Net investment loss                                 $(872)           $(693)
  Net realized gain on investments                    11,654            6,230
  Net realized gain (loss) on foreign
     currency transactions                             (438)              322
  Change in unrealized appreciation/depreciation
     on investments
     and foreign currency translations                 9,681           13,359
  Increase from payment by service provider                -               68
                                                 -------------------------------
  Net increase in net assets resulting
     from operations                                  20,025           19,286
                                                 -------------------------------
--------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
  Proceeds from sale of shares                       159,175           56,312
  Redemption fees                                         18                -
  Redemption of shares                              (67,028)         (27,581)
                                                 -------------------------------
  Net increase (decrease) from capital
     share transactions                               92,165           28,731
                                                 -------------------------------
TOTAL INCREASE IN NET ASSETS                         112,190           48,017
--------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  104,038           56,021
                                                 -------------------------------
END OF PERIOD                                       $216,228         $104,038
                                                 ===============================
Accumulated net investment loss                        (483)            (113)
--------------------------------------------------------------------------------
 TRANSACTIONS IN SHARES
--------------------------------------------------------------------------------
Shares sold                                           16,143            7,212
Shares redeemed                                      (6,855)          (3,875)
                                                 -------------------------------

NET INCREASE                                           9,288            3,337
                                                 ===============================
  See notes to financial statements.

                                                       MARSICO 21ST CENTURY FUND


FINANCIAL HIGHLIGHTS

                                                                 Year           Year           Year           Year           Year
                                                                 Ended          Ended          Ended          Ended          Ended
For a Fund Share Outstanding Throughout the Period.             9/30/04        9/30/03        9/30/02        9/30/01        9/30/00

NET ASSET VALUE, BEGINNING OF PERIOD                             $8.74          $6.54          $6.26         $10.86         $10.00
 -----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                           (0.04)         (0.04)         (0.08)         (0.08)         (0.07)
  Net realized and unrealized gains
     (losses) on investments                                      1.50           2.23           0.36         (4.52)           0.93
                                                       ---------------------------------------------------------------------------
  Total from investment operations                                1.46           2.19           0.28         (4.60)           0.86
                                                       ---------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTIONS & OTHER
-----------------------------------------------------------------------------------------------------------------------------------
  Increase from payment by service provider                          -           0.01              -              -              -
  Redemption fees [See Note 2(i)]                                 -(1)              -              -              -              -
                                                       ---------------------------------------------------------------------------
  Total distributions & other                                        -           0.01              -              -              -
                                                       ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $10.20          $8.74          $6.54          $6.26         $10.86
                                                       ---------------------------------------------------------------------------
TOTAL RETURN                                                    16.70%         33.64%          4.47%       (42.36)%       8.60%(2)
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA AND RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)                            $216,228       $104,038        $56,021        $60,124       $130,173

  Ratio of expenses to average net assets,
     less waivers and before expenses paid indirectly,
     plus reimbursements of previously waived expenses           1.50%       1.55%(5)          1.50%          1.50%       1.50%(3)

  Ratio of net investment loss to average net assets,
     net of waivers, reimbursements of previously
     waived expenses and expenses paid indirectly              (0.48)%        (1.05)%        (0.89)%        (0.76)%     (0.92)%(3)

  Ratio of expenses to average net assets,
     before waivers, reimbursements of previously
     waived expenses and expenses paid indirectly                1.44%          1.65%          1.60%          1.57%       1.70%(3)

  Ratio of net investment loss to average net assets,
     before waivers, reimbursements of previously
     waived expenses and expenses paid indirectly              (0.42)%        (1.15)%        (0.99)%        (0.83)%     (1.13)%(3)

  Portfolio turnover rate(4)                                      191%           236%           388%           399%        267%(2)



*    Inception.
(1)  Less than $0.01.
(2)  Not annualized for the periods less than one year.
(3)  Annualized for the periods less than one year.
(4) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(5)  See Note 3 for information regarding the voluntary fee waiver.
     See notes to financial statements.

--------------------------------------------------------------------------------
MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT REVIEW BY JIM GENDELMAN (UNAUDITED)

The Marsico International Opportunities Fund had a (US$) return of 20.93% for the 12-month period ended September 30, 2004. For comparative purposes, the Morgan Stanley Capital International EAFE Index ("EAFE Index"), which we consider to be the Fund's primary equity benchmark index, had a total (US$) return of 22.08% for the same time period. Please see the Fund overviews for more detailed information about each Fund's performance for various periods ending September 30, 2004. The performance data for the Funds quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com.(1)

As the "bottom line" performance numbers suggest, there was a nearly equal balance between positive and negative factors underlying the Fund's fiscal-year performance. Positive elements included:

- MEDIA - Stock selection in this industry group, which was an area of considerable investment emphasis for the Fund last year, had a significant positive impact on the Fund's investment results. Collectively, the Fund's media positions gained 40%. There were three particularly material holdings:
  EMI Group, a London-based music publishing and distribution company (+68%), Sogecable, a Spanish media company owned throughout the year by the Fund (+67%), and NTL, a broadcasting and cable television company (+34%).(2)

- HOTELS, RESTAURANTS & LEISURE - The Fund's position in Wynn Resorts, a hotel/casino operator, surged 184% last year. Among other ventures, Wynn Resorts is seeking to establish a major presence in Macau, located 12 miles west of Hong Kong, based on potentially rapid growth associated with gaming and tourism. Shangri-La Asia, a Hong Kong-based hotel, rose 20%.(2)

- TELECOMMUNICATIONS SERVICES - Overall, this was a strong area of performance for the Fund during the past fiscal year, with holdings in aggregate gaining 71%. In particular, Mobile Telesystems, a provider of cellular communications in the Russian Federation and Ukraine, was a very strong performing holding with a return of 101%. That result more than offset some weaker individual telecommunications positions such as KDDI Corporation (-6%) and NTT Docomo (- 10% prior to being sold).(2)

- INFORMATION TECHNOLOGY STOCK SELECTION - This sector, paralleling what transpired in U.S. equity markets, was the weakest-performing area last fiscal year for foreign stocks as reflected in the EAFE Index. In some respects, particularly the Semiconductor industry, it might have been wiser for us to have avoided the sector altogether. However, we were fortunate to have some good stock selections during the year, which contributed positively to overall Fund performance. These included German software company SAP AG (+28%), Samsung Electronics (+19%), Marconi Corporation (+44% prior to being sold), and AU Optronics, a Taiwan-based manufacturer of liquid crystal flat panel television displays (+2%). The latter return may seem counterintuitive in terms of being a positive contributor, in light of the Fund's benchmark return of more than 22%. However, AU Optronics' modestly positive return is being compared to the benchmark index's negative Semiconductor industry return.(2)

The Fund had a number of holdings in the Financials sector, particularly banking companies, which helped performance. These included (in order of the magnitude of their individual contributions):

- Erste Bank der Oster, an Austria-based Eastern European commercial bank
  (+67%),

- HSBC Holdings, a global banking and financial services company (+25%),

- UFJ Holdings, a Japanese commercial bank (+25% prior to being sold), and

- OTP Bank, a Hungarian-based bank (+84%).

--------------------------------------------------------------------------------
                                        MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

UBS AG, a diversified global financial services company whose shares were held by the Fund, rose 29%.(2)

There were several industry-level areas that detracted materially from the Fund's performance last year: Transportation, Consumer Durables & Apparel, and Food, Beverage & Tobacco. RyanAir Holdings, a Dublin-headquartered regional airline company, had been one of the Fund's largest individual holdings and declined -8% prior to being sold. Yamaha Corporation, a Japanese manufacturer of audio and video products, declined -21% prior to being sold. Nestle SA, a Switzerland-headquartered food company, declined by -16%. Ambev Cia de Bebidas, a Brazilian beer brewer, declined -17% prior to being sold.(2)

There were some holdings in the Financials sector that struggled last fiscal year, including Kookmin Bank, a South Korean commercial bank (-32% prior to being sold), Man Group, a United Kingdom-based hedge fund manager (-25% prior to being sold), and Millea Holdings, a Japanese property and casualty insurance company (-14%).(2)

Given the amount of discussion earlier regarding the Energy sector, it would seem remiss if we did not make a few comments regarding the sector's impact on the Fund's performance. The International Opportunities Fund did have some positions in Energy companies during the fiscal year, with a combined overall return of 48%. These holdings included CNOOC Ltd., a China-based offshore gas and drilling company (+59%), Golar LNG, a company that transports liquefied natural gas through a fleet of carriers (+40%), and Total SA, an integrated oil and gas company (+17%).(2) While the overall return for the Fund's energy-related holdings was quite good, we were underweighted on average in this sector compared to the benchmark index. As a result, like other Marsico Funds, we absorbed an "opportunity cost" in terms of performance.

Country allocations, in aggregate, did not have a material impact on the Fund's fiscal-year performance, particularly in the context of the factors discussed above. The Fund's country-level positioning typically is derived as a residual of the Fund's stock selection process. Currency gains and losses had a modest negative impact on overall Fund performance during the fiscal year as a whole. Currency-related strategies are not a central facet of the Fund's investment process. The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings.

As of September 30, 2004 the Fund's holdings, in terms of economic sector distribution, were allocated primarily to Consumer Discretionary, Financials, Information Technology, Health Care, and Industrials. The Fund's largest country-level allocations were in the United Kingdom, Japan, Switzerland, France, United States, and Germany. Compared to the prior fiscal year-end, the United Kingdom, Switzerland, and France weightings rose. Holdings in countries such as Ireland, Netherlands, and Brazil decreased.

Sincerely,

/s/ James G. Gendelman

JAMES G. GENDELMAN
PORTFOLIO MANAGER

(1) The performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been reduced. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less. See the prospectus for more information. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors.

     The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.
(2) Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of the Fund's portfolio represented by the securities or industries mentioned in this letter.

--------------------------------------------------------------------------------
MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

FUND OVERVIEW SEPTEMBER 30, 2004

The International Opportunities Fund invests primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. It normally invests in issuers from at least three different countries, not including the United States, and maintains a core position of between 35 and 50 common stocks.

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
                                             Five Year         Average Annual
                                           Average Annual     Since Inception
                                         (10/1/99-9/30/04)   (6/30/00-9/30/04)
Marsico International Opportunities Fund      20.80%(1)(4)        2.28%(1)
Morgan Stanley Capital
International EAFE Index                      22.08%             -3.65%

---------------------------------  ---------------------------------------------
 NET ASSETS                        GROWTH OF $10,000(1)(2)
---------------------------------  ---------------------------------------------
 9/30/04          $106,161,617                                      Morgan
                                                      Marsico       Stanley
                                                  International     Capital
                                                  Opportunities  International
                                                       Fund        EAFE Index
                                    6/30/2000         10,000        10,000
                                    9/30/2000         10,360         9,193
                                    3/31/2001          8,283         7,720
                                    9/30/2001          7,011         6,570
                                    3/31/2002          8,542         7,064
                                    9/30/2002          7,248         5,550
                                    3/31/2003          7,040         5,422
                                    9/30/2003          9,101         6,993
                                    3/31/2004         11,493         8,542
                                    9/30/2004         11,006         8,537

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

Net Asset Value Per Share            $10.63

--------------------------------------------------------------------------------
 TOP FIVE HOLDINGS
--------------------------------------------------------------------------------
HSBC Holdings PLC                      3.97%
UBS AG                                 3.89
Roche Holding AG                       3.81
Renault S.A.                           3.79
Reed Elsevier PLC                      3.07
--------------------------------------------------------------------------------
 SECTOR ALLOCATION(3)
--------------------------------------------------------------------------------
Communications                        22.02%
Consumer Cyclical                     21.79
Financial                             20.29
Industrial                            12.35
Consumer Non-Cyclical                 11.23
Technology                             5.31
Energy                                 5.29
Basic Materials                        1.72

The performance data quoted here represents past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit www.marsicofunds.com. A redemption fee may be imposed on redemptions or exchanges of Fund shares owned for 30 days or less.

The performance included in the table and graph do not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

(1) The performance returns for the International Opportunities Fund reflect a fee waiver in effect; in the absence of such a waiver, the returns would have been 20.72% for the one year period ended 9/30/04, 1.49% since inception through 9/30/04, and the ending value of a $10,000 investment would have been $10,651 on 9/30/04.

(2) This chart assumes an initial investment of $10,000 made on June 30, 2000 (inception). Total returns are based on net change in NAV, assuming reinvestment of distributions.

(3) Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors may include more than one industry. The Fund's portfolio composition is subject to change at any time.

(4) One year total return calculation includes financial statement trade date adjustments. In the absence of adjustments, the Fund's one year return would be 20.93%.

The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE). You cannot invest directly in an index.

--------------------------------------------------------------------------------
                                        MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2004


                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
ADVERTISING SERVICES
JC Decaux S.A.*                      50,425          $1,147,566         1.08%
                            -------------------------------------------------
AUDIO/VIDEO PRODUCTS
Sony Corporation                     57,600           1,968,694          1.85
                            -------------------------------------------------
AUTOMOTIVE -
CARS/LIGHT TRUCKS
Nissan Motor Company, Ltd.          196,000           2,137,987          2.01
Renault S.A.                         49,089           4,019,951          3.79
                            -------------------------------------------------
                                                      6,157,938          5.80
                            -------------------------------------------------
BROADCAST SERVICES/
PROGRAMMING
Grupo Televisa S.A. ADR              43,516           2,294,599          2.16
                            -------------------------------------------------
CABLE TV
Sogecable S.A.*                      53,735           2,165,125          2.04
                            -------------------------------------------------
CASINO HOTELS
Wynn Resorts Ltd.*                   25,870           1,337,220          1.26
                            -------------------------------------------------
CELLULAR TELECOMMUNICATIONS
Mobile Telesystems ADR                8,665           1,256,338          1.18
Vodafone Group PLC                  916,809           2,197,135          2.07
                            -------------------------------------------------
                                                      3,453,473          3.25
                            -------------------------------------------------
CHEMICALS - SPECIALTY
Syngenta AG                          17,651           1,686,920          1.59
                            -------------------------------------------------
COMMERCIAL BANKS - NON-US
ICICI Bank Ltd. ADR                  98,983           1,365,965          1.29
Mitsubishi Tokyo Financial
  Group, Inc.                           251           2,096,800          1.98
OTP Bank Rt. GDR 144A                24,459           1,082,311          1.02
ROYAL BANK OF SCOTLAND GROUP         53,709           1,553,324          1.46
Royal Bank of Scotland
  Group 144A                         19,924             576,224          0.54
Unibanco Uniao de Bancos
  Brasileiros S.A. GDR               49,530           1,200,112          1.13
                            -------------------------------------------------
                                                      7,874,736          7.42
                            -------------------------------------------------
COSMETICS & TOILETRIES
Natura Cosmeticos S.A.               27,575             557,674          0.53
Natura Cosmeticos S.A. 144A           6,000             121,344          0.11
                            -------------------------------------------------
                                                        679,018          0.64
                            -------------------------------------------------
CRUISE LINES
Carnival PLC                         31,637           1,557,640          1.47
                            -------------------------------------------------
DISTRIBUTION/WHOLESALE
Esprit Holdings Ltd.                 45,500             232,834          0.22
                            -------------------------------------------------
DIVERSIFIED MANUFACTURING
OPERATIONS
Siemens AG                           28,182           2,075,141          1.95
Tyco International Ltd.             104,959           3,218,043          3.03
                            -------------------------------------------------
                                                      5,293,184          4.98
                            -------------------------------------------------


                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ELECTRIC PRODUCTS -
MISCELLANEOUS
Samsung Electronics Co., Ltd.         7,650          $3,042,727         2.87%
                            -------------------------------------------------
ELECTRONIC MEASURING
INSTRUMENTS
Keyence Corporation                   7,900           1,664,594          1.57
                            -------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES
SAP AG                               13,590           2,114,256          1.99
                            -------------------------------------------------
FOOD - MISCELLANEOUS/
DIVERSIFIED
Nestle S.A.                           9,098           2,089,731          1.97
                            -------------------------------------------------
HOTELS & MOTELS
InterContinental Hotels
  Group PLC                         249,963           2,846,840          2.68
Shangri-La Asia Ltd.              1,385,003           1,483,196          1.40
Shangri-La Asia Ltd. 144A           258,000             276,291          0.26
                            -------------------------------------------------
                                                      4,606,327          4.34
                            -------------------------------------------------
MEDICAL - DRUGS
Roche Holding AG                     39,040           4,044,621          3.81
                            -------------------------------------------------
MEDICAL PRODUCTS
Synthes, Inc.*                       23,648           2,582,924          2.43
                            -------------------------------------------------
MONEY CENTER BANKS
Erste Bank der oesterreichischen
  Sparkassen AG                      26,557           1,106,381          1.04
HSBC Holdings PLC                   265,351           4,216,989          3.97
UBS AG                               58,407           4,123,178          3.89
                            -------------------------------------------------
                                                      9,446,548          8.90
                            -------------------------------------------------
MULTIMEDIA
The News Corporation
  Ltd. ADR                           47,598           1,564,546          1.47
                            -------------------------------------------------
MUSIC
EMI Group PLC                       706,599           2,826,545          2.66
                            -------------------------------------------------
OFFICE AUTOMATION
& EQUIPMENT
Canon, Inc.                          22,000           1,035,906          0.98
                            -------------------------------------------------
OIL COMPANIES - EXPLORATION
& PRODUCTION
CNOOC Ltd. ADR                       21,703           1,141,578          1.07
Talisman Energy, Inc.                54,159           1,407,803          1.33
                            -------------------------------------------------
                                                      2,549,381          2.40
                            -------------------------------------------------
OIL COMPANIES - INTEGRATED
Total S.A.                           12,912           2,633,408          2.48
                            -------------------------------------------------
PROPERTY/CASUALTY INSURANCE
Millea Holdings, Inc.                   115           1,484,411          1.40
                            -------------------------------------------------

* Non-income producing.
  See notes to financial statements.

--------------------------------------------------------------------------------
MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2004

                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
PUBLISHING - BOOKS
Reed Elsevier PLC                   371,366          $3,263,818         3.07%
                            -------------------------------------------------
REAL ESTATE OPERATING/
DEVELOPMENT
Capitaland Ltd.                   1,017,000           1,080,695          1.02
                            -------------------------------------------------
RETAIL - CONSUMER ELECTRONICS
Yamada Denki Company, Ltd.           48,500           1,675,302          1.58
                            -------------------------------------------------
RETAIL - DRUG STORES
Boots Group PLC                      85,635             996,250          0.94
Shoppers Drug
  Mart Corporation*                  59,514           1,613,523          1.52
                            -------------------------------------------------
                                                      2,609,773          2.46
                            -------------------------------------------------
SEMICONDUCTOR COMPONENTS/
INTEGRATED CIRCUITS
Taiwan Semiconductor
  Manufacturing Co., Ltd. ADR       136,169             972,247          0.92
                            -------------------------------------------------
SEMICONDUCTOR EQUIPMENT
ASM Pacific Technology Ltd.         331,000           1,080,381          1.02
                            -------------------------------------------------
TELECOM SERVICES
China Telecom Corporation
  Ltd. ADR                           32,600           1,052,980          0.99
                            -------------------------------------------------
TELEPHONE - INTEGRATED
KDDI Corporation                        431           2,096,037          1.97
NTL, Inc.*                           43,779           2,717,363          2.56
                            -------------------------------------------------
                                                      4,813,400          4.53
                            -------------------------------------------------
TRANSPORTATION - MARINE
Golar LNG Ltd.*                      70,600           1,115,573          1.05
                            -------------------------------------------------
TRANSPORTATION - TRUCK
Yamato Transport Co., Ltd.           72,000             992,855          0.94
                            -------------------------------------------------
TOTAL COMMON STOCKS
(COST $85,816,768)                                   96,191,896         90.61
                            -------------------------------------------------

--------------------------------------------------------------------------------
 PREFERRED STOCK
--------------------------------------------------------------------------------
MULTIMEDIA
The News Corporation Ltd. ADR        58,600           1,835,938          1.73
                            -------------------------------------------------
TOTAL PREFERRED STOCK
(COST $1,875,576)                                     1,835,938          1.73
                            -------------------------------------------------


                                   Number              Market         Percent
                                     of                 Value          of Net
                                   Shares            in Dollars        Assets
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS
--------------------------------------------------------------------------------
SSgA Money Market Funds           5,179,153          $5,179,153         4.88%
                            -------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
(COST $5,179,153)                                     5,179,153          4.88
                            -------------------------------------------------
TOTAL INVESTMENTS
(COST $92,871,497)                                  103,206,987         97.22

Cash and Other Assets
Less Liabilities                                      2,954,630          2.78
                            -------------------------------------------------
NET ASSETS                                         $106,161,617       100.00%
                            =================================================

--------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY COUNTRY
--------------------------------------------------------------------------------
                                                                     Percent
                                                                        of
                                                       Market       Investment
Country                                                 Value       Securities
--------------------------------------------------------------------------------
Australia                                           $3,400,484         3.3%
Austria                                              1,106,381         1.1
Bermuda                                              3,218,043         3.1
Brazil                                               1,879,130         1.8
Canada                                               3,021,326         2.9
China                                                1,052,980         1.0
France                                              11,845,546        11.5
Germany                                              4,189,397         4.1
Hong Kong                                            4,214,280         4.1
Hungary                                              1,082,311         1.0
India                                                1,365,965         1.3
Japan                                               15,152,586        14.7
Mexico                                               2,294,599         2.2
Norway                                               1,115,573         1.1
Russia                                               1,256,338         1.2
Singapore                                            1,080,695         1.0
South Korea                                          3,042,727         3.0
Spain                                                2,165,125         2.1
Switzerland                                         10,482,753        10.2
Taiwan                                                 972,247         1.0
United Kingdom                                      20,034,765        19.4
United States(1)                                     9,233,736         8.9
                                        ----------------------------------------
TOTAL                                             $103,206,987       100.0%
                                        ----------------------------------------

*    Non-income producing.
(1)  Includes short-term securities.
     See notes to financial statements.

--------------------------------------------------------------------------------
                                        MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004

(Amounts in thousands)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
  Investments, at value (cost $92,871)                               $103,207
  Foreign currency (cost $2)                                                2
  Receivable for investments sold                                       3,052
  Receivable for capital stock sold                                       265
  Interest and dividends receivable                                       329
  Prepaid expenses and other assets                                       126
                                                                -------------
  TOTAL ASSETS                                                        106,981
                                                                -------------
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
  Payable for investments purchased                                       396
  Payable for capital stock redeemed                                      115
  Accrued investment advisory fee                                          57
  Accrued distribution fee                                                 52
  Accrued trustees' fees                                                  111
  Accrued expenses and other liabilities                                   88
                                                                -------------
  TOTAL LIABILITIES                                                       819
                                                                -------------
NET ASSETS                                                           $106,162
                                                                =============
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
--------------------------------------------------------------------------------
  Paid-in-capital                                                    $103,290
  Accumulated net investment loss                                       (258)
  Accumulated net realized loss on investments
     and foreign currency transactions                                (7,224)
  Net unrealized appreciation on investments
     and foreign currency translations                                 10,354
                                                                -------------
NET ASSETS                                                           $106,162
                                                                =============
SHARES OUTSTANDING, $0.001 PAR VALUE
  (UNLIMITED SHARES AUTHORIZED)                                         9,985
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)*                                       $10.63
                                                                =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

(Amounts in thousands)
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                                $52
  Dividends (net of $119 of non-reclaimable
     foreign withholding taxes)                                         1,135
                                                                -------------
  TOTAL INVESTMENT INCOME                                               1,187
                                                                -------------
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
  Investment advisory fees                                                603
  Distribution fees                                                       177
  Custody and fund accounting fees                                        153
  Transfer agent fees and expenses                                         97
  Fund administration fees                                                 80
  Trustees' fees and expenses                                              23
  Federal and state registration fees                                      21
  Printing and postage expenses                                            19
  Professional fees                                                        14
  Miscellaneous                                                             3
                                                                -------------
  TOTAL EXPENSES                                                        1,190
  Less waiver of expenses and
     expenses paid indirectly                                            (54)
                                                                -------------
  NET EXPENSES                                                          1,136
                                                                -------------
NET INVESTMENT INCOME                                                      51
                                                                -------------
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
  Net realized loss on investments                                      (513)
  Net realized gain on foreign
     currency transactions                                                334
  Change in unrealized appreciation/
     depreciation on investments and foreign
     currency translations                                              5,295
                                                                -------------
  Net Gain on Investments                                               5,116
                                                                -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                              $5,167
                                                                =============

* Not in thousands.
  See notes to financial statements.

--------------------------------------------------------------------------------
MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                      Year              Year
                                                      Ended            Ended
(Amounts in thousands)                               9/30/04          9/30/03
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
  Net investment income                                  $51              $42
  Net realized loss on investments                     (513)            (699)
  Net realized gain on foreign
     currency transactions                               334            1,560
  Change in unrealized appreciation/depreciation
     on investments
     and foreign currency translations                 5,295            4,489
                                                -----------------------------
  Net increase in net assets resulting
     from operations                                   5,167            5,392
                                                -----------------------------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
  Proceeds from sale of shares                        90,174            7,109
  Redemption fees                                         24                9
  Redemption of shares                              (17,612)          (4,733)
                                                -----------------------------
  Net increase from capital share transactions        72,586            2,385
                                                -----------------------------
TOTAL INCREASE IN NET ASSETS                          77,753            7,777
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                   28,409           20,632
                                                -----------------------------
END OF PERIOD                                       $106,162          $28,409
                                                =============================
Accumulated net investment loss                        (258)            (181)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES
--------------------------------------------------------------------------------
Shares sold                                            8,443              919
Shares redeemed                                      (1,686)            (637)
                                                -----------------------------

NET INCREASE                                           6,757              282
                                                =============================

  See notes to financial statements.

--------------------------------------------------------------------------------
                                        MARSICO INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                 Year           Year           Year           Year           Year
                                                                 Ended          Ended          Ended          Ended          Ended
For a Fund Share Outstanding Throughout the Period.             9/30/04        9/30/03        9/30/02        9/30/01        9/30/00

NET ASSET VALUE, BEGINNING OF PERIOD                             $8.80          $7.00          $6.78         $10.36         $10.00
------------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss)                                    0.04           0.02         (0.02)              -           0.01
  Net realized and unrealized gains
     (losses) on investments                                      1.79           1.78           0.19         (3.27)           0.35
                                                       ---------------------------------------------------------------------------
  Total from investment operations                                1.83           1.80           0.17         (3.27)           0.36
                                                       ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS & OTHER
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                              -              -         (0.01)         (0.04)              -
  Net realized gains                                                 -              -              -         (0.27)              -
  Redemption fees [See Note 2(i)]                                 -(1)           -(1)           0.05              -              -
  Payment by affiliate                                               -              -           0.01              -              -
                                                       ---------------------------------------------------------------------------
  Total distributions & other                                        -              -           0.05         (0.31)              -
                                                       ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $10.63          $8.80          $7.00          $6.78         $10.36
                                                       ---------------------------------------------------------------------------
TOTAL RETURN                                                    20.80%         25.71%          3.37%       (32.32)%       3.60%(2)
 -----------------------------------------------------------------------------------------------------------------------------------
-
 SUPPLEMENTAL DATA AND RATIOS
------------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000s)                            $106,162        $28,409        $20,632        $17,609        $15,480

  Ratio of expenses to average net assets,
     less waivers and before expenses paid indirectly            1.60%       1.68%(5)          1.60%          1.60%       1.60%(3)

  Ratio of net investment income (loss) to average net
     assets, net of waivers and expenses paid indirectly         0.07%          0.18%        (0.25)%          0.05%       0.33%(3)

  Ratio of expenses to average net assets,
     before waivers and expenses paid indirectly                 1.68%          2.31%          2.07%          2.60%       4.76%(3)

  Ratio of net investment loss to average net assets,
     before waivers and expenses paid indirectly               (0.00)%        (0.45)%        (0.73)%        (0.94)%     (2.83)%(3)

  Portfolio turnover rate(4)                                      105%           211%           192%           534%        190%(2)



*    Inception.
(1)  Less than $0.01.
(2)  Not annualized for the periods less than one year.
(3)  Annualized for the periods less than one year.
(4) Portfolio turnover is greater than most funds due to the investment style of the Fund.
(5)  See Note 3 for information regarding the voluntary fee waiver.
     See notes to financial statements.

--------------------------------------------------------------------------------
MARSICO FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004

1.   ORGANIZATION
     The Marsico Investment Fund (the "Trust") was organized on October 1, 1997, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Focus Fund, the Growth Fund, the 21st Century Fund and the International Opportunities Fund (collectively, the "Funds") are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, the 21st Century Fund and the International Opportunities Fund are diversified funds. The Focus and Growth Funds commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000 and the International Opportunities Fund commenced operations on June 30, 2000. Affiliates of the Adviser hold approximately 9% of the 21st Century Fund and 18% of the International Opportunities Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Certain prior year information has been reformatted to conform to the current year presentation.

     (a) Investment Valuation-A security traded on a recognized stock exchange is valued at the last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current closing price. Debt securities that will mature in more than 60 days are valued at prices furnished by a pricing service. Securities that will mature in 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds' Board of Trustees. The Funds may use pricing services to determine market value. The Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds' portfolios in certain circumstances where there is a significant change in the value of related U.S.-traded securities, as represented by the S&P 500/R Index.

     (b) Expenses-The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds' expenses may be reduced by voluntary advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in Waiver of Expenses and Expenses Paid Indirectly in the Statement of Operations.

          Brokerage commissions were paid to unaffiliated brokers which reduced certain transfer agent fees and expenses in the amount of $1,097,943 and $409,882 for the Focus Fund and Growth Fund, respectively, for the year ended September 30, 2004. Also, the Funds received credits on certain custody account balances which reduced certain transfer agent fees and expenses in the amount of $5,212, $2,155, $353 and $137 for the Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund, respectively, for the year ended September 30, 2004. Brokerage commission credits and custody account earnings credits are included in Expenses Paid Indirectly on the Statements of Operations.

     (c) Federal Income Taxes-Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income and excise taxes.

--------------------------------------------------------------------------------
                                                                   MARSICO FUNDS
--------------------------------------------------------------------------------

          Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

     (d) Distributions to Shareholders-Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as deferral of wash sales, foreign currency transactions, deferred trustees compensation, net operating losses and post-October capital losses. Accordingly, at September 30, 2004, reclassifications (in thousands) were recorded to increase (decrease) paid-in-capital by $(12,190), $(3,764), $(974) and $(22), increase (decrease) net investment income by $8,862, $3,755, $502 and $(128) and increase (decrease) accumulated net realized gain (loss) on investments and foreign currency transactions by $3,328, $9, $472 and $150 for the Focus, Growth, 21st Century and International Opportunities Funds, respectively.

     (e) Foreign Currency Translation-The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at 4:00 p.m. ET. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

          Reported realized gains on foreign currency transactions arise from sales of portfolio securities, forward currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid.

          The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at fiscal year-end. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rates and changes in market prices of securities held.

     (f) Forward Currency Contracts and Futures Contracts-The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

          Forward currency contracts held by the Funds are fully collateralized by other securities. If held by the Funds, such collateral would be in the possession of the Funds' custodian. The collateral would be evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

          Futures contracts are marked to market daily and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

          Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

--------------------------------------------------------------------------------
MARSICO FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (continued)

          The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts, and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

     (g) Options Contracts-The Funds may purchase and write (sell) put and call options on foreign and domestic stock indices, foreign currencies and U.S. and foreign securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets. These transactions are for hedging purposes or for the purpose of earning additional income. In addition, the Funds may enter into such transactions for cross-hedging purposes.

          The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

          When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

     (h) Trustees' Compensation-Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the "Deferred Fee Plan") that allows the independent Trustees to defer the receipt of all or a portion of the Trustees' fees payable. The Trustees are deemed to be notionally invested in the Funds until distribution in accordance with the Deferred Fee Plan. Included in the Trustees' Fees and Expenses on the Statement of Operations is the unrealized appreciation of $35,860, $29,588, $20,518 and $18,526 related to the mark-to-market of the shares of the Deferred Fee Plan for the Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund, respectively.

     (i) Redemption Fee-For shares purchased on or after January 30, 2004, a 2.00% redemption fee is retained by the Funds to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 30 days or less from their purchase date. Prior to January 30, 2004, a 2.00% redemption fee was imposed on redemptions or exchanges of shares of the International Opportunities Fund held three months or less from their purchase date. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to paid-in-capital. For the period January 30 (effective date) to September 30, 2004, the Focus Fund, Growth Fund and 21st Century Fund received $27,362, $21,289 and $17,883, respectively, in redemption fees. For the year ended September 30, 2004, the International Opportunities Fund received $24,153 in redemption fees.

--------------------------------------------------------------------------------
                                                                   MARSICO FUNDS
--------------------------------------------------------------------------------

     (j) Other-Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis.

          During the year ended September 30, 2003, the fund accounting agent reimbursed the 21st Century Fund $67,752 for an investment transaction loss, which had resulted from an unintended error in available cash balances for investment transactions. This reimbursement is included in the Statement of Changes in Net Assets and the Financial Highlights as an Increase From Payment By Service Provider.

3.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES
     The Funds have an agreement with Marsico Capital Management, LLC (the "Adviser") to furnish investment advisory services to the Funds. Under the terms of this agreement, the Adviser is compensated at the rate of 0.85% of the average daily net assets of each of the Focus, Growth, 21st Century and International Opportunities Funds. The Adviser has voluntarily agreed to limit the total expenses of each Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus and International Opportunities Funds' average daily net assets and 1.50% of the Growth and 21st Century Funds' average daily net assets until December 31, 2004. This fee waiver is voluntary and may be terminated at any time. For the year ended September 30, 2004, the Adviser voluntarily waived $54,190 for the International Opportunities Fund. The voluntary waiver of expenses for the year ended September 30, 2003 excludes as an extraordinary item the unrealized appreciation of $30,090 and $17,937, respectively, for the 21st Century Fund and International Opportunities Fund related to the mark-to-market of the shares of the Deferred Fee Plan. The unrealized appreciation is included in the Change in Unrealized Appreciation/Depreciation on Investment and Foreign Currency Translations on the Statement of Operations. As a result, the unrealized appreciation is retained by the Funds in accordance with the Deferred Fee Plan. For periods subsequent to September 30, 2003, unrealized appreciation/depreciation of Fund shares in the Deferred Fee Plan will be subject to the Funds' expense reimbursement agreement with the Adviser.

     The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to this arrangement if such reimbursements do not cause a Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. For the year ended September 30, 2004, the Adviser recovered previously waived fees of $105,888 in the 21st Century Fund.

     As of September 30, 2004, the reimbursements that may potentially be made by the 21st Century Fund and the International Opportunities Fund to the Adviser are $98,548 and $304,570, respectively, which expire between 2004 and 2006.

     Banc of America Securities is an affiliate of Marsico Capital Management, LLC and is designated as an introductory broker on certain Fund transactions. For the year ended September 30, 2004, none of the Funds paid brokerage commissions to Banc of America Securities.

4.   SERVICE AND DISTRIBUTION PLAN
     The Funds have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund's average daily net assets.

5.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2004, were as follows:
     (Amounts in thousands)              Purchases               Sales
     ------------------------------------------------------------------
     Focus Fund                         $2,569,376          $2,156,227
     Growth Fund                         1,214,896             779,720
     21st Century Fund                     427,172             336,938
     International Opportunities Fund      135,028              69,427

There were no purchases or sales of U.S. government securities.

--------------------------------------------------------------------------------
MARSICO FUNDS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2004 (continued)

6.   FEDERAL INCOME TAX INFORMATION
     At September 30, 2004, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
                                                           21st    International
                                  Focus      Growth      Century   Opportunities
(Amounts in thousands)            Fund        Fund         Fund        Fund
--------------------------------------------------------------------------------
Cost of investments            $2,323,441  $1,086,462     $195,812     $94,253
                               -------------------------------------------------
Gross unrealized appreciation     585,742     275,834       29,896      11,365
Gross unrealized depreciation    (44,058)    (13,053)      (5,969)     (2,411)
                               -------------------------------------------------
Net unrealized appreciation
  on investments                 $541,684    $262,781      $23,927      $8,954
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals and foreign currency transactions.

     The Focus, Growth, 21st Century and International Opportunities Funds had realized currency losses (in thousands) from transactions between November 1, 2003 and September 30, 2004 of $1,068, $9, $401 and $173, respectively.
     Post-October currency losses and capital losses are treated as arising in the Funds' next fiscal year.

     At September 30, 2004, the Focus, Growth, 21st Century and International Opportunities Funds had accumulated capital loss carryforwards (in thousands) of $293,243, $133,048, $50,674 and $5,843, with $0, $0, $22,151 and $0 expiring in 2009, $205,773, $54,455, $28,523 and $5,765 expiring in
     2010 and $87,470, $78,593, $0 and $78 expiring in 2011, respectively. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.

     The Focus, Growth, 21st Century and International Opportunities Funds utilized $36,536, $72, $12,404 and $840, respectively, of its capital loss carryforwards during the year ended September 30, 2004.
--------------------------------------------------------------------------------

     As of September 30, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:
                                                           21st    International
                                  Focus      Growth      Century   Opportunities
(Amounts in thousands)            Fund        Fund         Fund        Fund
--------------------------------------------------------------------------------
Undistributed ordinary
     income (deficit)            $(1,603)      $(297)       $(463)      $(239)
Undistributed long-term
     capital gains                      -           -            -           -
                            ----------------------------------------------------
Tax accumulated earnings
      (deficit)                   (1,603)       (297)        (463)       (239)
                            ----------------------------------------------------
Accumulated capital and
     other losses               (293,243)   (133,047)     (50,674)     (5,843)
Unrealized appreciation
     on investments               541,684     262,781       23,927       8,954

TOTAL ACCUMULATED
     EARNINGS (DEFICIT)          $246,838    $129,437    $(27,210)      $2,872
                            ====================================================

Undistributed ordinary income (deficit) consists primarily of post-October currency losses and deferred Trustees' compensation.

--------------------------------------------------------------------------------
                                                                   MARSICO FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Marsico Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marsico Focus Fund, the Marsico Growth Fund, the Marsico 21st Century Fund and the Marsico International Opportunities Fund (constituting The Marsico Investment Fund, hereafter referred to as the "Funds") at September 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Denver, Colorado
November 8, 2004

--------------------------------------------------------------------------------
MARSICO FUNDS
--------------------------------------------------------------------------------

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)

As a shareholder of the Marsico Funds (the "Funds"), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2004 to September 30, 2004 (the "period").

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.
--------------------------------------------------------------------------------

EXPENSES PAID DURING THE PERIOD
                                               FOCUS FUND
                            -------------------------------------------------
                                                               Expenses paid
                              Beginning          Ending          during the
                            account value     account value     period ended
                               April 1,       September 30,    September 30,
                                 2004             2004            2004(1)
                            -------------------------------------------------
Actual Example                $1,000.00          $987.40           $6.28
Hypothetical Example,
  assuming a 5% return
  before expenses             $1,000.00         $1,012.36          $6.36

                                               GROWTH FUND
                            -------------------------------------------------
                                                               Expenses paid
                              Beginning          Ending          during the
                            account value     account value     period ended
                               April 1,       September 30,    September 30,
                                 2004             2004            2004(1)
                            -------------------------------------------------
Actual Example                $1,000.00         $1,006.30          $6.37
Hypothetical Example,
  assuming a 5% return
  before expenses             $1,000.00         $1,012.30          $6.39

--------------------------------------------------------------------------------
                                                                   MARSICO FUNDS
--------------------------------------------------------------------------------

                                            21st CENTURY FUND
                            -------------------------------------------------
                                                               Expenses paid
                              Beginning          Ending          during the
                            account value     account value     period ended
                               April 1,       September 30,    September 30,
                                 2004             2004            2004(1)
                            -------------------------------------------------
Actual Example                $1,000.00          $994.20           $7.48
Hypothetical Example,
  assuming a 5% return
  before expenses             $1,000.00         $1,010.00          $7.54

                                    INTERNATIONAL OPPORTUNITIES FUND
                            -------------------------------------------------
                                                               Expenses paid
                              Beginning          Ending          during the
                            account value     account value     period ended
                               April 1,       September 30,    September 30,
                                 2004             2004            2004(1)
                            -------------------------------------------------
Actual Example                $1,000.00          $957.70           $7.83
Hypothetical Example,
  assuming a 5% return
  before expenses             $1,000.00         $1,009.00          $8.04

OTHER INFORMATION

PROXY VOTING GUIDELINES
The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Fund and a record of the Funds' proxy votes for the year ended June 30, 2004 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY FILING OF PORTOLIO HOLDINGS
The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (i) on the SEC's website at www.sec.gov; (ii) at the SEC's Public Reference Room and (iii) by calling 800-SEC-0330.

(1) Expenses are equal to the Funds' annualized expense ratios (1.26% for the Focus Fund, 1.27% for the Growth Fund, 1.50% for the 21st Century Fund and 1.60% for the International Opportunities Fund), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six month period).

--------------------------------------------------------------------------------
MARSICO FUNDS
--------------------------------------------------------------------------------

TRUSTEE AND OFFICER INFORMATION INDEPENDENT TRUSTEES

                                          Term of Office(1)                                Number of Portfolios       Other
                       Position(s) Held     and Length of      Principal Occupation(s)        in Fund Complex     Directorships
Name, Address and Age   with the Trust       Time Served       During Past 5 Years          Overseen by Trustee  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Rono Dutta                  Trustee       Since August 1998    President, United Airlines             4         None
1200 17th Street                                               (1999 - September 2002);
Suite 1600                                                     Senior Vice President -
Denver, CO  80202                                              Planning, United Airlines
DOB: 1951                                                      (1994 - 1999); other positions
                                                               with United Airlines (1985 - 1994);
                                                               previously, Manager for Planning,
                                                               Bell & Howell, and Management
                                                               Consultant, Booz, Allen and Hamilton.

Walter A. Koelbel, Jr.      Trustee       Since December 1997  President, and other positions,        4         None
5291 Yale Avenue                                               Koelbel and Company (real estate
Denver, CO  80222                                              development company)
DOB: 1952                                                      (December 1976 - present).

Federico Pena               Trustee       Since February 1999  Managing Director, Vestar Capital      4         Principal Financial
1225 17th Street                                               Partners (August 1998 - present);                Group, Inc.
Denver, CO  80202                                              Secretary, U.S. Department of Energy             Sonic Corp.
DOB: 1947                                                      (March 1997 - July 1998); Secretary,
                                                               U.S. Department of Transportation
                                                               (January 1993 - February 1997).

Michael D. Rierson          Trustee       Since November 1998  Vice President of University           4         None
4202 East Fowler Avenue                                        Advancement at University of South
ADM 214                                                        Florida (May 2001 - present);
Tampa, FL  33620                                               Vice President, University Advancement
DOB: 1952                                                      at University of Miami (September 1998 -
                                                               March 2001); Associate Dean,
                                                               Kenan-Flagler Business School at
                                                               University of North Carolina at Chapel Hill
                                                               (November 1993 - September 1998);
                                                               Various positions at Duke University,
                                                               Durham, N.C. (October 1983 -
                                                               November 1993).

Joseph T. Willett           Trustee       Since November 2002  Chief Operating Officer, Merrill        4        Merrill Lynch
1200 17th Street                                               Lynch Europe (1998 - 2002);                      Capital Markets
Suite 1600                                                     Chief Financial Officer, Merrill                 Bank Limited
Denver, CO  80202                                              Lynch & Co., (1993 - 1998).                      (Ireland)
DOB: 1955


(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

     The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-860-8686.

--------------------------------------------------------------------------------
                                                                   MARSICO FUNDS
--------------------------------------------------------------------------------

TRUSTEE AND OFFICER INFORMATION INTERESTED TRUSTEES AND OFFICERS

                                          Term of Office(1)                                Number of Portfolios       Other
                       Position(s) Held     and Length of      Principal Occupation(s)        in Fund Complex     Directorships
Name, Address and Age   with the Trust       Time Served       During Past 5 Years          Overseen by Trustee  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Marsico(2)(3)     Trustee,      Since December 1997  Chief Executive Officer, Marsico       4         None
1200 17th Street            President                          Capital Management, LLC
Suite 1600                  and Chief                          (September 1997 - present);
Denver, CO  80202           Executive                          Executive Vice President,
DOB: 1955                   Officer                            Janus Capital Corp. (1986 - 1997).

Jeffrey Riggs(2)            Trustee       Since December 1997  President, Essex Financial Group,      4         None
8400 East Prentice Avenue                                      Inc.(commercial mortgage bank)
Suite 1310                                                     (more than five years); Principal,
Englewood, CO  80111                                           Metropolitan Homes, Inc. (January
DOB: 1953                                                      1992 - 2000); Principal, Baron
                                                               Properties, LLC (January 1997 - present).

Christopher J. Marsico(3)   Vice          Since September 2002 President, Marsico Capital             N/A       N/A
1200 17th Street            President                          Management, LLC (June 2002 -
Suite 1600                  and Treasurer                      present); Chief Operations Officer,
Denver, CO  80202                                              Marsico Capital Management, LLC
DOB: 1961                                                      (September 1997 - June 2002);
                                                               Vice President, US West
                                                               (1988 - September 1997).

Mary L. Watson              Vice          Since September 2002 Chief Operations Officer, Marsico      N/A       N/A
1200 17th Street            President                          Capital Management, LLC
Suite 1600                  and Secretary                      (June 2002 - present); Vice President
Denver, CO  80202                                               of Client Services, Marsico Capital
DOB: 1959                                                      Management, LLC (September 1997 -
                                                               present); Vice President of Institutional
                                                               Services and other positions,
                                                               Janus Capital (1986 - September 1997).

David C. Price, CPA         Chief         Since August 2004    Director of Compliance,                N/A       N/A
1200 17th Street            Compliance                         Marsico Capital Management, LLC
Suite 1600                  Officer                            (August 2004 - present); Senior
Denver, CO  80202                                              Compliance Officer, INVESCO
DOB: 1969                                                      Institutional, N.A. (October 2003 -
                                                               July 2004); Assistant Vice President-
                                                               Compliance, Berger Financial
                                                               Group LLC and The Berger Funds
                                                               (March 2001 - May 2003);
                                                               Manager-Compliance, Berger
                                                               Financial Group LLC (October
                                                               1998 - March 2001); Auditor,
                                                               PricewaterhouseCoopers LLP
                                                               (August 1993 - August 1998).

Sander M. Bieber            Assistant     Since December 1997  Partner, Dechert (law firm)
1775 I Street, N.W.         Secretary                          (more than five years).                N/A       N/A
Washington, D.C.  20005
DOB: 1950

(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. T. Marsico is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, because of his affiliation with Marsico Capital Management, LLC. The Trust treats Mr. Riggs as an Interested Trustee due to a business relationship with Mr. T. Marsico whereby Mr. T. Marsico has invested personal assets in certain partnerships for which Mr. Riggs acts as principal.

(3)  Mr. T. Marsico and Mr. C. Marsico are brothers.

     The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 1-888-860-8686.

--------------------------------------------------------------------------------
MARSICO FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARSICO FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MARSICO FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     [LOGO]
                                  ------------
                                    MARSICO
                                     FUNDS
                         Helping you appreciate life/SM

                          THE MARSICO INVESTMENT FUND
                  UMB DISTRIBUTION SERVICES, LLC, DISTRIBUTOR
                    P.O. BOX 3210, MILWAUKEE, WI 53201-3210
                      www.marsicofunds.com - 888.860.8686

                     C/2004 MARSICO CAPITAL MANAGEMENT, LLC

 Not authorized for distribution unless preceded or accompanied by an effective
                           Marsico Funds prospectus.

                                     [LOGO]
                                  ------------
                                    MARSICO
                                     FUNDS
                         Helping you appreciate life/SM

Item 2 - Code of Ethics

(a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the

Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e) Not applicable.

(f) See attached Exhibit A.


Item 3 - Audit Committee Financial Expert

(a)(1) The Registrant's Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Mr. Joseph T. Willett is the audit committee financial expert. Mr. Willett is "independent" under the applicable rules.

Item 4 - Principal Accountant Fees and Services

        In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a) Audit Fees.

     2004       2003
    $95,215    $95,499

(b) Audit-Related Fees.

In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

   2004   2003
    $0     $0


(c) Tax Fees.

In each of the fiscal years ended September 30, 2004 and September 30, 2003 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.


     2004        2003
    $13,500     $12,500

All of these fees were approved by the Trust's Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.


(d) All Other Fees.
In each of the fiscal years ended September 30, 2004 and September 30, 2003 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.


   2004   2003
    $0     $0



(e)      (1) Audit Committee Pre-Approval Policies and Procedures:


Pursuant to the Trust's Audit Committee Charter and Policies and Procedures (collectively, the "Procedures"), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any

"Service Affiliates") if the engagement directly relates to the Trust's operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the "Designated Member") to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor's provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.


(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust's Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.



(f) According to PwC for the fiscal year ended September 30, 2004, the percentage of hours spent on the audit the Marsico Funds' financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

PwC                                              2004
Work performed by persons who are not full-time   0%

(g) In each of the fiscal years ended September 30, 2004 and September 30, 2003, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

    2004    2003
  $27,500  $25,000



(h) All non-audit services of the specified type (services that were provided by PwC to the investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust) were pre-approved.

Item 5 - Audit Committee of Listed Registrants

        Not applicable.

Item 6.  Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.


Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        Not applicable.

Item 8 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
        Not applicable.

Item 9 - Submission of Matters to a Vote of Security Holders

At a meeting held on November 11, 2004, the Board of Trustees of the Trust adopted Policies for Consideration of Board Member Candidates (the "Policies"). A copy of the Policies is attached hereto as Exhibit (b).


Generally, the Policies provide that, while the Nominating Committee is solely responsible for evaluating, selecting and nominating candidates to serve on the Board, the Nominating Committee may consider nominations from shareholders. Such nominations must be submitted by eligible shareholders and satisfy certain requirements as set forth in the Policies.


Among other requirements, each eligible shareholder may submit a candidate so long as it is received by the Committee within one year immediately preceding the Committee's consideration of Board member candidates and such recommendation is delivered to the Trust's Secretary. Additionally, any shareholder submitting a candidate must beneficially own securities of the Trust and must be eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Such securities must continue to be held through the date of the meeting.


A shareholder's submission to the Secretary of the Trust must include, among other information: (a) contact information for the nominating shareholder; (b) a certification from the nominating shareholder which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote;
(ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide (c) the candidate's contact information and the number of applicable Trust shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Trust's proxy statement, if so designated by the Nominating Committee and the Trust's Board. It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

Item 10 - Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits

(a)(1) Code of Ethics - Filed as an attachment to this filing (Exhibit (a).

Other - Policies for Consideration of Board Member Candidates (Exhibit (b).

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (c) and (d)).

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

        Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing (Exhibits (e) and (f)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:  /s/ Thomas F. Marsico
     -------------------------
      Thomas F. Marsico
      President

Date: December 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Thomas F. Marsico
      ------------------------
      Thomas F. Marsico
      President

Date: December 1, 2004

By:   /s/ Christopher J. Marsico
      --------------------------
      Christopher J. Marsico
      Vice President and Treasurer

Date: December 1, 2004